                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              CRITICAL PATH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

CRITICAL PATH LOGO

Critical Path, Inc.
320 First Street
San Francisco, California 94105

To the Shareholders:


     I am pleased to invite you to attend the Annual Meeting of the shareholders of Critical Path, Inc. to be held on Tuesday, June 13, 2000 at 10:00 in the morning at the Park Hyatt located at 333 Battery Street, San Francisco, California. The phone number for the Park Hyatt is 415-392-1234.


     The agenda for this year's meeting includes a number of items, each of which is identified and described in the enclosed materials. While all the issues to be considered are significant, I want to point out that your Board of Directors considers its proposal to change the Company's state of incorporation from California to Delaware to be especially important. The Proxy Statement describes in detail the proposed change in legal domicile, as well as all other items to be presented to the shareholders at the meeting. I encourage you to read the proxy carefully.


     To facilitate check-in at the meeting, we will require admission tickets for shareholders who wish to attend. Two cut-out admission tickets are included on the outside back cover of these proxy materials. If you are unable to attend the meeting in person, you may listen to meeting highlights using the Internet. Within a few days following the meeting, we will post audio copies of key presentations on the Internet at the investor relations section of our Web site located at http://www.cp.net.


     I am delighted you have chosen to invest in Critical Path, Inc. and hope that, whether or not you plan to attend the Annual Meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by phone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person.

                                          Sincerely,

                                          /s/ Douglas T. Hickey

                                          Douglas T. Hickey
                                          Chief Executive Officer

                              CRITICAL PATH, INC.

        320 FIRST STREET; SAN FRANCISCO, CALIFORNIA 94105; 415-808-8800


           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- JUNE 13, 2000


To the Shareholders:


     The Annual Meeting of the shareholders of Critical Path, Inc., a California corporation (the "Company"), will be held, as provided in the Company's Bylaws, on Tuesday, June 13, 2000, at 10 o'clock in the morning at the Park Hyatt, located at 333 Battery Street, San Francisco, California, for the following purposes:


     - To elect a Board of seven Directors to serve until the next Annual Meeting and until their successors have been elected and qualified.

     - To consider a management proposal to change the Company's state of incorporation from California to Delaware.

     - To consider a management proposal to increase the number of authorized shares of Common Stock from 150,000,000 to 500,000,000.

     - To consider a management proposal to reserve an additional 8,000,000 shares of the Company's Common Stock for issuance under the Company's 1998 Stock Plan.

     - To consider a management proposal to amend the Company's 1998 Stock Plan to reduce the annual increase in shares of Company Common Stock authorized to be issued thereunder from 5% of the Company's authorized shares to 2% of the Company's authorized shares, subject to the increase in the number of authorized shares to 500,000,000, as proposed above.

     - To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2000 fiscal year.

     - To transact such other business as may properly come before the meeting or any adjournment thereof.

     The names and biographies of the nominees for directors are set forth in the enclosed Proxy Statement.

     Only shareholders of record at the close of business on Thursday, April 27, 2000 ("Record Date"), will be entitled to vote at this meeting. IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE BRING AN ADMISSION TICKET. TWO CUT-OUT ADMISSION TICKETS ARE INCLUDED ON THE BACK COVER OF THE PROXY MATERIALS. A LIMITED NUMBER OF TICKETS ARE AVAILABLE FOR ADDITIONAL JOINT OWNERS. TO REQUEST ADDITIONAL TICKETS, PLEASE CONTACT THE CORPORATE SECRETARY. SHAREHOLDERS WHO DO NOT BRING AN ADMISSION TICKET WILL BE ADMITTED TO THE MEETING ONLY UPON PROVIDING PROOF OF OWNERSHIP SHOWING THAT THEY WERE A CRITICAL PATH SHAREHOLDER AS OF APRIL 27, 2000. IF YOU HOLD YOUR SHARES THROUGH A BROKER OR OTHER NOMINEE AND FAIL TO BRING AN ADMISSION TICKET, PROOF OF OWNERSHIP WILL BE ACCEPTED BY THE COMPANY ONLY IF YOU BRING EITHER A COPY OF THE VOTING INSTRUCTION CARD PROVIDED BY YOUR BROKER OR NOMINEE OR A COPY OF A BROKERAGE STATEMENT SHOWING YOUR SHARE OWNERSHIP IN THE COMPANY AS OF APRIL 27, 2000.

     The meeting will begin promptly at 10:00. In order to avoid disruption, shareholders who arrive after the meeting has begun will not be admitted.

                                          By Order of the Board of Directors

                                          /s/ David A. Thatcher

                                          David A. Thatcher
                                          Secretary

San Francisco, California
May 5, 2000

                                PROXY STATEMENT
                            ------------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL


     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Critical Path, Inc., a California corporation (the "Company" or "Critical Path"), for use at the 2000 Annual Meeting of shareholders to be held at 10:00 a.m. on June 13, 2000. Only shareholders of record on April 27, 2000 will be entitled to vote at that meeting. On April 26, 2000, the Company had approximately 62,092,061 shares of Common Stock issued and outstanding.



     The Company's principal executive offices are located at 320 First Street, San Francisco, California, 94105. The approximate date on which this Proxy Statement and the accompanying Proxy are first being sent to shareholders is May 12, 2000.


VOTING

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, each shareholder, or his proxy, entitled to vote upon the election of directors, may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes calculated on the same principle among as many candidates as he/she thinks fit. Cumulative voting is not permitted.

     In the election for directors, the seven candidates receiving the highest number of affirmative votes will be elected. Each of the proposals to change the state of incorporation to Delaware and to increase the number of authorized shares of Common Stock require for approval the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. All other items to be submitted at the Annual Meeting for shareholder approval will require for such approval: (i) the affirmative vote of a majority of those shares present and voting, and (ii) the affirmative vote of a majority of the required quorum. The required quorum is a majority of the shares issued and outstanding on the Record Date. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. American Securities Transfer & Trust, the Company's transfer agent, will tabulate the votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy in the form accompanying this Proxy Statement or by telephone has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company an instrument of revocation or by the presentation at the meeting of a duly executed proxy bearing a later date. It also may be revoked by attendance at the meeting and election to vote in person.

SOLICITATION

     The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. In addition, the Company anticipates engaging a proxy solicitor to assist it in obtaining proxies.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     COMPENSATION OF DIRECTORS. Critical Path reimburses each member of its Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. No member of Critical Path's Board of Directors receives any additional cash compensation. In connection with their joining the Board of Directors in May, 1998, directors Christos Cotsakos and Lisa Gansky each received an option to purchase 136,363 shares of common stock vesting monthly over two years at an exercise price of $0.22 per share.

     MEETINGS OF THE BOARD OF DIRECTORS. During fiscal 1999 there were eight meetings of the Board of Directors.

     COMPENSATION COMMITTEE. Critical Path's Compensation Committee consists of two non-employee directors: Lisa Gansky and Kevin Harvey. The committee met eight times in fiscal 1999. The committee is responsible for determining salaries, incentives and other forms of compensation for Critical Path's directors, officers and other employees and administering various incentive compensation and benefit plans. There are no "interlocks" as defined by the Commission, with respect to any director who serves or for any part of fiscal 1999 served as a member of the Compensation Committee.

     AUDIT COMMITTEE. Critical Path's Audit Committee consists of two non-employee directors: James Smith and George Zachary. The Audit Committee met three times in fiscal 1999. The Audit Committee meets independently with representatives of the Company's independent accountants and with representatives of senior management. The committee reviews the general scope of the Company's accounting, reporting, annual audit, matters relating to internal control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's independent accountants and for the engagement or discharge of the Company's independent accountants.

     STOCK COMMITTEE. Critical Path's Stock Committee consists of one employee director: Doug Hickey. The Stock Committee met 25 times in fiscal 1999. The Stock Committee is responsible for granting stock options to all employees of Critical Path who are not directors, executive officers or holders of more than 10% of the Company's Common Stock.

     In fiscal 1999, all directors attended at least 75% of the meetings of the Board and all committees of the Board of which they were members, except for Mr. Cotsakos who attended four of the eight meetings.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The directors of the Company are elected annually to serve until the next Annual Meeting of the shareholders and until their respective successors are elected. All of the nominees have served as directors since the last Annual Meeting. Proxies may be voted for seven Directors.

     If a shareholder entitled to vote for the election of directors at a meeting wishes to propose a candidate for consideration by the Board of Directors as a possible nominee for management's proposed slate of directors, or such shareholder wishes to make a director nomination at a shareholder meeting, then such shareholder must give written notice of his or her intent to make such nomination, either by personal delivery or by United States mail, postage prepaid, to David A. Thatcher, Secretary, Critical Path, Inc., 320 First Street, San Francisco, California 94105, not later than: (i) with respect to the election to be held at an Annual Meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each notice must set forth:

     - the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated,

     - a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice,

     - a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder,

     - such other information regarding each nominee proposed by such shareholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission") if such nominee had been nominated by the Board of Directors, and

     - the consent of each nominee to serve as a director of the Company if elected. The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Biographical summaries and ages as of April 27, 2000 of individuals nominated by the Board of Directors for election as directors appear on the following pages.

DAVID C. HAYDEN; AGE 45; CHAIRMAN OF THE BOARD OF DIRECTORS.

     David C. Hayden founded Critical Path and served as the Chairman, President and Chief Executive Officer and Secretary from its inception in February 1997 to October 1998. Mr. Hayden has served as Chairman of the Board of Directors of Critical Path since October 1998. From February 1993 to August 1996, Mr. Hayden served as Chairman, Chief Executive Officer, and co-founder of The McKinley Group, Inc., creators of Magellan, an Internet search engine. Mr. Hayden received a B.A. in political science from Stanford University.

DOUGLAS T. HICKEY; AGE 45; CHIEF EXECUTIVE OFFICER.

     Douglas T. Hickey has served as the Chief Executive Officer and a director of Critical Path since October 1998, and was also President from October 1998 through January 2000. From February 1998 to October 1998, Mr. Hickey served as Executive Vice President of Frontier Communications Corporation, a telecommunications company, and as President of Frontier GlobalCenter. From July 1996 to February 1998, Mr. Hickey served as President and CEO of GlobalCenter, Inc., a web hosting company. In February 1998, GlobalCenter was acquired by Frontier. From December 1994 to July 1996, Mr. Hickey was President of Internet services at

MFS Communications, a provider of high-speed fiber-optic services. From September 1990 to November 1994, Mr. Hickey was general manager of North American sales and field operations at Ardis, a Motorola company. Mr. Hickey received a B.S. in economics from Siena College.

CHRISTOS M. COTSAKOS; AGE 51; PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR OF E*TRADE.

     Christos M. Cotsakos has served as a director of Critical Path since May 1998. Mr. Cotsakos has served as President, Chief Executive Officer and a director of E*TRADE Group, an on-line brokerage services company, since March 1996. From March 1995 to January 1996, Mr. Cotsakos served as President, Co-Chief Executive Officer, Chief Operating Officer and a director of A.C. Nielsen, Inc. From September 1993 to March 1995, he served as President and Chief Executive Officer of Nielsen International. From March 1992 to September 1993, he served as President and Chief Operating Officer of Nielsen Europe, Middle East and Africa. Mr. Cotsakos serves as a director of National Processing Company, Forte Software, Inc. and The Fourth Network Communications Network, Inc. Mr. Cotsakos received a B.A. from William Patterson College and an M.B.A. from Pepperdine University and is currently pursuing a Ph.D. in economics at the Management School, University of London.

LISA A. GANSKY; AGE 41; PRINCIPAL OF TRADING FOURS.

     Lisa A. Gansky has served as a director of Critical Path since May 1998. Ms. Gansky has been a Principal at Trading Fours, a venture development company, since January 1997. From June 1995 to January 1997, Ms. Gansky served as Vice President of AOL, Inc., an online and Internet services company. From June 1994 to January 1995, Ms. Gansky founded and served as Chief Executive Officer of Global Network Navigator, Inc., an Internet solutions company.

KEVIN R. HARVEY; AGE 35; GENERAL PARTNER OF BENCHMARK CAPITAL.

     Kevin R. Harvey has served as a director of Critical Path since April 1998. Mr. Harvey has been a General Partner of Benchmark Capital, a venture capital firm, since January 1995. From July 1993 to January 1995, he served as General Manager for Lotus Development Corporation. In August 1990, Mr. Harvey founded Approach Software Corporation ("Approach"), a software company, where he served as the President and Chief Executive Officer until July 1993 when Approach was sold to Lotus Development Corporation. Prior to founding Approach, Mr. Harvey founded Styleware, a software company, which was subsequently sold to Claris Corporation. Mr. Harvey is also a director of Silicon Gaming, Inc., an entertainment and gaming technology company, and a director of several privately held companies. Mr. Harvey received a B.S.E.E. degree from Rice University, 1987.

JAMES A. SMITH; AGE 47; PRESIDENT AND CHIEF EXECUTIVE OFFICER OF US WEST DEX.

     James A. Smith has served as a director of Critical Path since January 1999. Mr. Smith has served as the President and Chief Executive Officer of US West Dex, a provider of Internet directory and database marketing services, since October 1997. From March 1996 to October 1997, Mr. Smith served as Vice President of Local Markets for US West. From July 1992 to March 1996, Mr. Smith served as Vice President and General Manager of Mass Markets for US West. Mr. Smith received a B.A. from Willamette University and a J.D. from the University of Washington.

GEORGE ZACHARY; AGE 34; PARTNER OF MOHR, DAVIDOW VENTURES II.

     George Zachary has served as a director of Critical Path since April 1998. Mr. Zachary has been a partner at Mohr, Davidow Ventures II, a venture capital firm, since January 1996. From March 1993 to December 1997, Mr. Zachary ran the consumer products business at Silicon Graphics, Inc., a computer workstation company. Since September 1986 until March 1993, Mr. Zachary has held various engineering and marketing management positions at Silicon Graphics, Inc., VPL Research, Inc., Apple Computer, Inc., Texas Instruments Incorporated and C-ATS Software Inc. Mr. Zachary received a B.S. degree from Massachusetts Institute of Technology and Massachusetts Institute of Technology Sloan School of Management.

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding beneficial ownership of common stock as of February 29, 2000 by:

     - each person or entity known to Critical Path to own beneficially more than 5% of Critical Path's common stock;

     - each of Critical Path's directors;

     - each of Critical Path's Named Executive Officers; and

     - all executive officers and directors as a group.

                                                               SHARES BENEFICIALLY
                                                                    OWNED(2)
                                                              ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         NUMBER      PERCENT
---------------------------------------                       ----------    -------
Christos Cotsakos(3)........................................   4,022,223      7.4%
E*TRADE Group, Inc.
  Four Embarcadero
  2400 Geng Road
  Palo Alto, CA 94306.......................................   3,865,877      7.6

David Hayden(4).............................................   3,332,737      6.2

James A. Smith(5)
  US West Internet Ventures, Inc.
  1999 Broadway, Suite 500
  Denver, CO 80202..........................................   2,276,131      4.2

Kevin M. Harvey(6)
  Benchmark Capital Partners II, L.P.
  2489 Sand Hill Road, Suite 200
  Menlo Park, CA 94025......................................   2,182,812      4.0

Douglas T. Hickey(7)........................................   1,436,646      2.7

Marcy Swenson...............................................   1,044,236      1.9

George Zachary(8)
  Mohr, Davidow Ventures V, L.P.
  2775 Sand Hill Road, Suite 240
  Menlo Park, CA 94025......................................     633,802      1.2

David Thatcher(9)...........................................     315,133        *

Lisa Gansky.................................................     199,274        *

Mari Tangredi(10)...........................................     154,958        *

Joseph Duncan...............................................     121,926        *

William H. Rinehart.........................................     111,777        *

Paul Gigg(11)...............................................      80,731        *

Cynthia Whitehead...........................................      62,998        *

Judie Hayes.................................................      42,019        *

Robert S. Newth(12).........................................      38,519        *

                                                               SHARES BENEFICIALLY
                                                                    OWNED(2)
                                                              ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         NUMBER      PERCENT
---------------------------------------                       ----------    -------
Mark J. Rubash(13)..........................................      29,687        *

Brett Robertson(14).........................................      20,833        *

Sharon Wienbar(15)..........................................      14,815        *

All directors and executive officers as a group(16).........  16,121,257     29.4

---------------
     * Less than 1%.

 (1) Unless otherwise indicated, the address for the following shareholders is c/o Critical Path, Inc., 320 First Street, San Francisco, California 94105.

 (2) Applicable percentage ownership is based on 54,086,715 shares of common stock outstanding as of February 29, 2000. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date of this prospectus are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

 (3) Includes 156,346 shares held by The Cotsakos Revocable Trust, UAD 9/3/87 of which Mr. Cotsakos is the trustee. Also includes 3,865,877 shares held by E*TRADE Group, of which Mr. Cotsakos is the President and Chief Executive Officer. Mr. Cotsakos disclaims beneficial ownership of all shares held by E*TRADE group, except to the extent of his pecuniary interest.

 (4) Includes 85,227 shares subject to options exercisable within 60 days after February 29, 2000.

 (5) Consists of shares held by US West Internet Ventures, a subsidiary of US West. Mr. Smith is the President and Chief Executive Officer of US West Dex, also a subsidiary of US West. Mr. Smith disclaims beneficial ownership of all shares held by US West Internet Ventures, except to the extent of his pecuniary interest therein.

 (6) Includes 2,070,968 shares held by Benchmark Capital Partners II, L.P., of which Mr. Harvey is a managing partner. Mr. Harvey disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

 (7) Includes 179,425 shares subject to options exercisable within 60 days after February 29, 2000, and 18,180 shares held in the name of Mr. Hickey's minor children's name.

 (8) Includes 604,251 shares held by Mohr, Davidow Ventures V, L.P., of which Mr. Zachary is a member. Mr. Zachary disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

 (9) Includes 92,036 shares subject to options exercisable within 60 days after February 29, 2000.

(10) Includes 62,632 shares subject to options exercisable within 60 days after February 29, 2000.

(11) Includes 44,425 shares subject to options exercisable within 60 days after February 29, 2000.

(12) Includes 38,519 shares subject to options exercisable within 60 days after February 29, 2000.

(13) Includes 29,687 shares subject to options exercisable within 60 days after February 29, 2000.

(14) Includes 20,833 shares subject to options exercisable within 60 days after February 29, 2000.

(15) Includes 14,815 shares subject to options exercisable within 60 days after February 29, 2000.

(16) Includes 801,268 shares subject to options exercisable within 60 days after February 29, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1999, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon the written representations of its directors and officers.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes all compensation earned by or paid to Critical Path's Chief Executive Officer and to each of Critical Path's four most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"), for services rendered in all capacities to Critical Path during the fiscal years ended December 31, 1998 and December 31, 1999.

              SUMMARY COMPENSATION TABLE FOR LAST TWO FISCAL YEARS

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                                                ANNUAL COMPENSATION      SECURITY
                                                                --------------------    UNDERLYING
NAME AND PRINCIPAL POSITION                      FISCAL YEAR     SALARY      BONUS      OPTIONS(#)
---------------------------                      -----------    --------    --------   ------------
Douglas T. Hickey..............................     1999        $332,373    $     --           --
  Chief Executive Officer                           1998          51,136(6)       --    2,549,374(1)

David C. Hayden................................     1999         222,157          --           --
  Chairman of the Board of Directors                1998         170,833     135,000    1,363,636(2)

David A. Thatcher..............................     1999         185,000          --           --
  President                                         1998           9,110(7)       --      712,473(3)

William H. Rinehart............................     1999         185,000          --           --
  Vice President of Worldwide Internet Sales        1998          19,621(8)       --      454,545(4)

Cynthia D. Whitehead...........................     1999         126,614      43,215      230,000(5)
  Vice President of Operations and Customer         1998              --
     Service...................................                                   --           --

---------------
(1) In October 1998, Mr. Hickey received two options to purchase shares of common stock (an option to purchase 478,468 and 2,070,906 shares) at an exercise price of $0.836, each of which vest in equal installments over 48 months.

(2) Option to purchase 1,363,636 shares of common stock at an exercise price of $0.022 per share vests as to 25% of the shares on the first anniversary of Mr. Hayden's employment with Critical Path and 1/48th each full month thereafter.

(3) Includes options to purchase 576,110 of Common Stock at exercise price of $0.836 that vest in equal installments over 48 months. In addition, Mr. Thatcher was granted options to purchase 136,363 shares of Common Stock at an exercise price of $0.22 per share that vest in equal installments over 48 months.

(4) Options to purchase 454,545 shares of Common Stock at an exercise price of $0.836 per share that vest in equal installments over 48 months.

(5) Options to purchase 230,000 shares of Common Stock at an exercise price of $24.00 per share that vest as to 25% of the shares on the first anniversary of Ms. Whitehead's employment with Critical Path and 1/48th each full month thereafter.

(6) Mr. Hickey commenced employment in October 1998.

(7) Mr. Thatcher commenced employment in December 1998.

(8) Mr. Rinehart commenced employment in November 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE VALUE
                                      PERCENTAGE OF                                     AT ASSUMED ANNUAL RATES
                                      TOTAL OPTIONS                                   OF STOCK PRICE APPRECIATION
                                        GRANTED TO      EXERCISE FOR                      FOR OPTION TERMS(3)
                           OPTIONS     EMPLOYEES IN      BASE PRICE     EXPIRATION    ----------------------------
NAME                       GRANTED    FISCAL YEAR(1)    ($/SHARE)(2)       DATE         TERM(3)            5%
----                       -------    --------------    ------------    ----------    ------------    ------------
Douglas T. Hickey........       --           --              --               --
David C. Hayden..........       --           --              --               --
David A. Thatcher........       --           --              --               --
William H. Rinehart......       --           --              --               --
Cynthia D. Whitehead.....  230,000(4)      3.17             $24          3/26/09       $3,471,498      $8,797,458

---------------
(1) Based on options to purchase an aggregate of 7,249,308 shares of common stock granted during fiscal 1999. Under the terms of Critical Path's 1998 Stock Plan, the committee designated by the Board of Directors to administer the 1998 Stock Plan retains the discretion, subject to certain limitations within the 1998 Stock Plan, to modify, extend or renew outstanding options and to reprice outstanding options. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options. See "Stock Plans."

(2) The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant as determined by the Board of Directors.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Critical Path's estimate or projection of the future common stock price. There can be no assurance that any of the values reflected in the table will be achieved.

(4) These incentive stock options have a ten-year term, subject to earlier termination in certain events related to termination of employment, and vest as to 25% of the shares on the first anniversary of the vest start date, and vest ratably on a monthly basis thereafter, becoming fully vested on the fourth anniversary of the vest start date.

FISCAL YEAR END OPTION VALUES

     The following table provides summary information concerning stock options held as of December 31, 1999 by each of the Named Executive Officers. Two of these officers exercised options in 1999.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                  NUMBER OF                VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                                SHARES                       AT FISCAL YEAR-END             FISCAL YEAR-END(1)
                               ACQUIRED        VALUE      -------------------------   ------------------------------
NAME                          ON EXERCISE    REALIZED     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                          -----------   -----------   -------------------------   ------------------------------
Douglas T. Hickey(2)........          0     $        --       139,553/1,108,134       $13,170,314.38/$104,580,146.25
David C. Hayden(3)..........          0              --       994,317/369,319            98,838,666.88/34,854,480.63
David A. Thatcher(4)........    136,363     $299,988.60(5)     144,027/432,083           13,592,548.13/39,928,458.13
William H. Rinehart.........     37,878      420,445.80(6)      85,227/331,440            8,043,298.13/31,279,650.00
Cynthia D. Whitehead........          0              --             0/230,000                        0/21,706,250.00

---------------
(1) The value of unexercised in-the-money options at fiscal year-end is based on a price per share of $94.375, the closing price quoted on Nasdaq as of December 31, 1999, less the exercise price.

(2) Mr. Hickey's option agreements allow for early exercise subject to repurchase by Critical Path over the vesting period.

(3) Mr. Hayden's option agreements allow for early exercise subject to repurchase by Critical Path over the vesting period.

(4) Certain of Mr. Thatcher's option agreements allow for early exercise subject to repurchase by Critical Path over the vesting period.

(5) Assumes a per share fair market value of $2.20 on January 4, 1999, as determined by the Board of Directors.

(6) Assumes a per share fair market value of $11.10 on March 25, 1999, as determined by the Board of Directors.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable worldwide to compensation decisions for all employees of the Company:

     - The Company pays competitively.

      The Company is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies and sets its pay parameters based on this review.

     - The Company pays for sustained performance.

      Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

     - The Company strives for fairness in the administration of pay.

      The Company strives to compensate a particular individual equitably compared to other executives at similar levels both inside the Company and at comparable companies.

     - The Company believes that employees should understand the performance evaluation and pay administration process.

      The process of assessing the performance is as follows:

        1. At the beginning of the performance cycle, the evaluating manager and the employee set and agree upon objectives and key goals.

        2. The evaluating manager gives the employee ongoing feedback on performance.

        3. At the end of the performance cycle, the manager evaluates the accomplishment of objectives and key goals.

        4. The evaluating manager communicates the comparative results to the employee.

        5. The comparative results affect decisions on salary and, if applicable, stock incentives.

COMPENSATION VEHICLES

     The Company has had a successful history of using a simple total compensation program that consists of cash and equity-based compensation. Having a compensation program that allows the Company to attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The vehicles are:

CASH-BASED COMPENSATION

  Salary

     The Company establishes salary ranges for employees by reviewing the aggregate of base salaries for competitive positions in the market. The Company uses salary survey data and generally, the Company sets its competitive salary midpoint for an executive officer position at the median level compared to those companies it surveys. The Company then creates a salary range based on this midpoint. The range is designed to place an executive officer at, above or below the midpoint, according to that officer's overall individual performance. As described above, overall individual performance is measured against the following factors: long-term strategic goals, short-term business goals, the development of employees and the fostering of teamwork and other Company values. In both setting goals and measuring an executive officer's performance against those goals, the Company takes into account the performance of its competitors and general economic and market conditions. None of the factors included in the Company's strategic and business goals is assigned a specific weight. Instead, the Company recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions.

     The Company does not have a formal bonus plan.

EQUITY-BASED COMPENSATION

  Stock Incentive Program

     The purpose of this program is to provide additional incentives to employees to work towards maximizing shareholder value. The Company also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage key employees to continue in the employ of the Company and thereby acts as a retention device for key employees. The Company believes that the program encourages employees to maintain a long- term perspective.

CEO COMPENSATION

     Douglas T. Hickey has served as the Chief Executive Officer and a director of Critical Path since October 1998, and was also President from October 1998 through January 2000. The Compensation Committee used the same compensation policy described above for all employees to determine Mr. Hickey's fiscal 1999 compensation.

     In setting both the cash-based and equity-based elements of Mr. Hickey's compensation, the Compensation Committee made an overall assessment of Mr. Hickey's leadership in achieving the Company's long-term strategic and business goals.

                                          COMPENSATION COMMITTEE

                                          /s/ Lisa A. Gansky
                                          /s/ Kevin R. Harvey

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

     There are no "interlocks" as defined by the Commission, with respect to any director who serves or for any part of fiscal 1999 served as a member of the Compensation Committee. The following non-employee directors currently serve on the Compensation Committee: Lisa A. Gansky and Kevin R. Harvey.

                       TRANSACTIONS WITH RELATED PARTIES

SERIES B FINANCING

     The Company sold an aggregate of 6,863,992 shares of Series B Preferred Stock in September 1998 and January 1999 at a sale price of $4.26 per share. Each share of Series B Preferred Stock converted into one share of common stock in connection with the Company's Initial Public Offering in March 1999.

                                                                  NUMBER OF
                                                              SHARES OF SERIES B
                                                               PREFERRED STOCK
                          INVESTOR                                PURCHASED
                          --------                            ------------------
E*TRADE Group, Inc. ........................................      3,460,767
US West Data Investments, Inc. .............................      1,313,919
Mohr, Davidow Ventures V, L.P. .............................        234,629
Benchmark Capital Partners II, L.P. ........................        234,629
CMG@Ventures II, L.L.C......................................        351,943
The Cotsakos Revocable Trust, UAD 9/3/87....................         39,886

     Christos Cotsakos, the Chief Executive Officer of E*TRADE Group, Inc., is a director of the Company. Mr. Cotsakos is the trustee of The Cotsakos Revocable Trust, UAD 9/3/87.

     The shares held by Mohr, Davidow Ventures V, L.P. include 9,340,570 shares held by it and 703,034 shares held by Mohr, Davidow Ventures V, L.P. as nominee for MDV Entrepreneurs' Network Fund II (A), L.P. and MDV Entrepreneurs' Network Fund II (B), L.P. George Zachary, a member of Mohr, Davidow Ventures V, L.P., is a director of the Company.

     The shares held by Benchmark Capital Partners II, L.P. are held by it as nominee for Benchmark Capital Partners II, L.P., Benchmark Founders' Fund II, L.P., Benchmark Founders Fund II-A, L.P. and Benchmark Members' Fund II, L.P. Kevin Harvey, a managing member of Benchmark Capital Partners II, L.P., is a director of the Company.

ACQUISITIONS

     In July of 1999, the Company acquired all outstanding shares of dotOne Corporation for a total purchase price of $57.0 million consisting of $17.5 million cash, Common Stock valued at $35.0 million, assumed stock options with an estimated fair market value of $3.2 million, and other acquisition costs of approximately $1.3 million. In connection with this acquisition, R. Scott Newth, the Company Vice President, Finance and Planning, may receive a bonus of $625,000 if he is still employed by the Company on the one year anniversary of the acquisition.

     In August of 1999, the Company acquired all outstanding shares of Amplitude Software Corporation, for a total purchase price of $214.4 million consisting of $45.0 million cash, Common Stock valued at $141.3 million, assumed stock options with an estimated fair market value of $22.0 million, and other acquisition costs of approximately $6.1 million. In connection with this acquisition, Sharon Weinbar, the Company Vice President Marketing, may receive a bonus of $750,000 if she is still employed by the Company on the one year anniversary of the acquisition.

     In January of 2000, the Company acquired all outstanding shares of ISOCOR Corporation for a total purchase price of $274.0 million consisting of Common Stock valued at $225.7 million, assumed stock options with an estimated fair market value of $37.2 million, and other acquisition costs of approximately $11.1 mil-
lion. In connection with this acquisition, Paul Gigg, the Company'sExecutive Vice President and Chief Operating Officer, may receive a bonus of $150,000 if he is still employed by the Company on the one year anniversary of the acquisition.

EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company and Mr. Hickey are parties to a letter agreement dated October 1, 1998 governing his employment with the Company. The agreement sets forth Mr. Hickey's compensation level and eligibility for salary increases, bonuses, benefits and option grants under the 1998 Stock Plan. The agreement provides for accelerated vesting of a portion of Mr. Hickey's options in the event of a change of control. Mr. Hickey also received a loan in the amount of $500,000, bearing interest at the applicable federal rate. The loan will be due on the earlier of five years of 30 days following termination of his employment and is non-recourse unless Mr. Hickey terminates his employment voluntarily. Mr. Hickey's employment under the letter agreement is at-will and may be terminated by the Company or Mr. Hickey at any time, with or without cause and with or without notice.

LOANS TO OFFICERS

     In January of 1999, the Company loaned William Rinehart, Vice President of Worldwide Internet Sales, $65,000 pursuant to a promissory note bearing interest at the rate of 4.64% per annum. The note is due and payable in 2004.

     In November of 1998, the Company loaned Doug Hickey, Chief Executive Officer, $1.1 million pursuant to a promissory note bearing interest at the rate of 4.51% per annum. The note is due and payable in 2003.

     In January of 2000, the Company agreed to lend Mark Rubash, Executive Vice President and Chief Financial Officer, $100,000. The loan is due and payable in 2005.

COMMERCIAL RELATIONSHIPS

     In December 1998, the Company entered into an agreement with US West pursuant to which the Company agreed to provide email services and certain related development services to US West. In exchange for such services, US West, through the use of its sales channels, will provide the Company assistance in selling advertising for the email sites of certain customers of the Company. The agreement also provides for the joint development of certain services and features from time to time. James Smith, a director of the Company, is the President and Chief Executive Officer of US West Dex. For the year ended December 31, 1999, US West accounted for approximately $460,000 of the Company's revenues.

     In April 1998, the Company entered into an agreement with E*TRADE pursuant to which each party will include the other party in certain advertising campaigns, including E*TRADE's international strategic partner relationships. The Company will also provide email services to users of E*TRADE's Internet access services. In addition, under the terms of the agreement, the Company agreed to develop certain features for its email services which the Company may make available to other customers in addition to E*TRADE. Christos Cotsakos, the Chief Executive Officer of E*TRADE is a director of the Company. In addition, E*TRADE owns in excess of five percent of the Company. For the year ended December 31, 1999, E*TRADE accounted for approximately $2.4 million of the Company's revenues.

INDEMNIFICATION

     The Company's articles of incorporation limit the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the California Corporations Code. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company's bylaws provide that the Company may indemnify its directors and officers to the fullest extent permitted by California law, including in circumstances in which indemnification is otherwise discretionary under California law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

RELATED TRANSACTIONS POLICY

     The Company believes that the foregoing transactions were in its best interests. It is the Company's current policy that all transactions by the Company with officers, directors, 5 percent shareholders and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested independent directors, are on terms no less favorable to the Company than could be obtained from unaffiliated parties and are reasonably expected to benefit the Company.

                               PERFORMANCE GRAPH

     The following table and graph compare, for the period that the Company's Common Stock has been registered under Section 12 of the Exchange Act (which commenced March 29, 1999), the cumulative total shareholder return for the Company, the NASDAQ Stock Market (U.S. companies) Index (the "NASDAQ Market Index"), and the Chase Internet Index (formerly the Hambrecht & Quist Internet Index). Measurement points are March 29, 1999 (the first trading day) and the last trading day of each of the Company's fiscal quarters ended June 30, 1999, September 30, 1999, December 31, 1999 and March 31, 2000. The graph assumes that $100 was invested on March 29, 1999 in the Common Stock of the Company, the NASDAQ Market Index, and the Chase Internet Index and assumes reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                                                   NASDAQ MARKET INDEX            CRITICAL PATH           CHASE INTERNET INDEX
                                                   -------------------            -------------           --------------------
Mar 99                                                   100.00                      100.00                      100.00
Jun 99                                                   108.30                       73.87                      103.19
Sep 99                                                   110.72                       53.88                      106.07
Dec 99                                                   164.07                      126.04                      205.33
Mar 00                                                   184.37                      113.52                      214.47

                                 PROPOSAL NO. 2

                          REINCORPORATION IN DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "Critical Path California" or the "Company" refers to Critical Path, Inc., the existing California corporation, and the term "Critical Path Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Critical Path California, which is the proposed successor to Critical Path California in the Proposed Reincorporation.

     As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect for Critical Path California. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

     The Reincorporation Proposal will be effected by merging Critical Path California into a wholly-owned subsidiary of Critical Path Delaware (the "Merger"). Upon completion of the Merger, Critical Path California, as a corporate entity, will continue to exist as a subsidiary of Critical Path Delaware and Critical Path Delaware will continue to operate the business of the Company under its current name, Critical Path, Inc.

     Pursuant to the Agreement and Plan of Merger, in substantially the form attached as Appendix A (the "Merger Agreement"), each outstanding share of Critical Path California Common Stock, par value $0.001 per share, will be automatically converted into one share of Critical Path Delaware Common Stock, par value $0.001 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Critical Path California Common Stock will continue to represent the same number of shares of Common Stock of Critical Path Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CRITICAL PATH DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Critical Path California is listed for trading on the Nasdaq National Market and, after the Merger, Critical Path Delaware's Common Stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol ("CPTH") as the shares of Critical Path California Common Stock are currently traded.

     In connection with the acquisition of The docSpace Company, Inc., Critical Path California has issued one share of special voting preferred stock so that the holders of exchangeable shares of a Canadian unlimited liability company with which docSpace merged will have the right, through a voting trust, to vote at meetings of Critical Path shareholders. Pursuant to the Merger Agreement, the outstanding share of Critical Path California special voting preferred stock will be automatically converted into one share of special voting preferred stock of Critical Path Delaware special voting preferred stock with substantially the same rights and privileges.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Critical Path California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the

Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Critical Path California will have no appraisal rights with respect to the Merger.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Critical Path Delaware and the Bylaws of Critical Path Delaware, copies of which are attached as Appendices A, B and C, to this Proxy Statement.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF CRITICAL PATH DELAWARE AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Critical Path Delaware, and (ii) the assumption of Critical Path California's employee benefit, stock option and employee stock purchase plans by Critical Path Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Critical Path California entitled to vote.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOTresult in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The seven Directors who will be elected at the Annual Meeting of Shareholders will become the directors of Critical Path Delaware. All employee benefit, stock option, and employee stock purchase plans of Critical Path California will be assumed and continued by Critical Path Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Critical Path Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Critical Path Delaware. Other employee benefit arrangements of Critical Path California will also be continued by Critical Path Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Critical Path Delaware will continue to be traded, without interruption, on the same exchange (the Nasdaq National Market System) and under the same symbol ("CPTH") as the shares of Common Stock of Critical Path California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Critical Path California's rights and obligations under such material contractual arrangements will continue and be assumed by Critical Path Delaware.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control of the Company, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Other than the authorization of preferred stock (which will continue in Critical Path Delaware following the Proposed Reincorporation), none of these measures has been previously adopted by Critical Path California and none is contemplated as part of the Proposed Reincorporation. It should also be noted that the establishment of a classified board of directors also can be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Critical Path California and Critical Path Delaware" and "Significant Differences Between the Corporation Laws of California and
Delaware -- Indemnification and Limitation of Liability" below.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Critical Path Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations".

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF CRITICAL PATH CALIFORNIA AND CRITICAL PATH DELAWARE

     The provisions of the Critical Path Delaware Certificate of Incorporation and Bylaws are similar to those of the Critical Path California Articles of Incorporation and Bylaws in almost all respects. The Company is also separately seeking shareholder approval to increase the number of authorized shares of the Company's Common Stock. See "PROPOSAL NO. 3 -- INCREASE IN THE NUMBER OF AUTHORIZED SHARES" below. However, while the Company has no present intention to do so, Critical Path Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Critical Path Delaware is qualified by reference to Appendices B and C hereto, respectively.

     AUTHORIZED STOCK. The Articles of Incorporation of Critical Path California currently authorize the Company to issue up to 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of Critical Path Delaware provides that it will have 500,000,000 authorized shares of Common Stock (150,000,000 if Proposal Number 3 is not approved), par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. Like Critical Path California's Articles of Incorporation, Critical Path Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

     MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Critical Path California and the Certificate of Incorporation of Critical Path Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Critical Path Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Critical Path California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law and Critical Path California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Critical Path Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders. The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next Annual Meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which the Company believes to be inappropriate for an enterprise the size of the Company. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board of Directors could amend the Bylaws of Critical Path Delaware without stockholder approval.

     FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a Corporation's Articles of Incorporation or by a By-law approved by the corporation's shareholders. Critical Path California's Articles of Incorporation and Bylaws do permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Critical Path Delaware provide, consistent with the Bylaws of Critical Path California, that any vacancy created by the removal of a director by the stockholders of Critical Path Delaware may be filled only by a majority of the board of directors.

     NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of Critical Path Delaware include an advance notice procedure similar to that included in the Bylaws of Critical Path California with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an Annual Meeting or special meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not fewer than 120 days prior to the meeting. Under Critical Path California's Bylaws, a Business Procedure notice is timely if received by the Secretary of the Company not fewer than 120 days prior to the meeting.

     Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a Proxy Statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Critical Path Delaware Bylaws, like the Critical Path California Bylaws, do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Critical Path Delaware Bylaws, like the Critical Path California Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

  Stockholder Approval Of Certain Business Combinations

     DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by
Section 203 on business combinations of Section 203 does not apply if

(i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent
(66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

     The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Critical Path Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Critical Path Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Critical Path Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

     CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's share holders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

  Classified Board Of Directors

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

     DELAWARE. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Critical Path Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and the adoption of a classified Board of Directors in the future would require shareholder approval.

     CALIFORNIA. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or Bylaws, which amendments must be approved by the shareholders. The Critical Path California Articles of Incorporation and Bylaws do not currently provide for a classified board.

  Removal Of Directors

     DELAWARE. Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

     CALIFORNIA. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

     Critical Path California's Articles of Incorporation do not provide for a classified board of directors nor for cumulative voting. The Critical Path Delaware Certificate of Incorporation will not provide for a classified board of directors nor for cumulative voting. As a result, after the Proposed Reincorporation, and similar to applicable California law, the Company's directors could be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

  Indemnification And Limitation Of Liability

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     DELAWARE. The Critical Path Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     CALIFORNIA. The Critical Path California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

     INDEMNIFICATION COMPARED AND CONTRASTED. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or by-law provisions which make mandatory the permissive indemnification provided by California law. Critical Path California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

  Inspection Of Shareholder List

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

  Dividends And Repurchases Of Shares

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     CALIFORNIA. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

  Shareholder Voting

     Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

  Appraisal Rights

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

  Dissolution

     Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Critical Path Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

  Interested Director Transactions

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

  Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market System. Following the Proposed Reincorporation, the Common Stock of Critical Path Delaware will continue to be traded on the Nasdaq National Market System and, accordingly, it is expected that Critical Path Delaware will be exempt from
Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Critical Path California Common Stock who receive Critical Path Delaware Common Stock in exchange for their Critical Path California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Critical Path California shareholders, such as dealers in securities, or those Critical Path California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Critical Path California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

     (a) No gain or loss should be recognized by holders of Critical Path California Common Stock upon receipt of Critical Path Delaware Common Stock pursuant to the Proposed Reincorporation;

     (b) The aggregate tax basis of the Critical Path Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Critical Path California Common Stock surrendered in exchange therefor; and

     (c) The holding period of the Critical Path Delaware Common Stock received by each shareholder of Critical Path California should include the period for which such shareholder held the Critical Path California Common Stock surrendered in exchange therefor, provided that such Critical Path California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. THE COMPANY WILL, HOWEVER, RECEIVE AN OPINION FROM CRITICAL PATH'S GENERAL TAX COUNSEL SUBSTANTIALLY TO THE EFFECT THAT THE PROPOSED REINCORPORATION WILL QUALIFY AS A REORGANIZATION WITHIN THE MEANING OF
SECTION 368(a) OF THE CODE (THE "TAX OPINION"). THE TAX OPINION WILL NEITHER BIND THE IRS NOR PRECLUDE IT FROM ASSERTING A CONTRARY POSITION. IN ADDITION, THE TAX OPINION WILL BE SUBJECT TO CERTAIN ASSUMPTIONS AND QUALIFICATIONS AND WILL BE BASED UPON THE TRUTH AND ACCURACY OF REPRESENTATIONS MADE BY CRITICAL PATH DELAWARE AND CRITICAL PATH CALIFORNIA. OF PARTICULAR IMPORTANCE WILL BE ASSUMPTIONS AND REPRESENTATIONS RELATING TO THE REQUIREMENT (THE "CONTINUITY OF INTEREST" REQUIREMENT) THAT THE SHAREHOLDERS OF CRITICAL PATH CALIFORNIA RETAIN, THROUGH OWNERSHIP OF CRITICAL PATH DELAWARE STOCK, A SIGNIFICANT EQUITY INTEREST IN CRITICAL PATH CALIFORNIA'S BUSINESS AFTER THE PROPOSED REINCORPORATION.

     A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Critical Path California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Critical Path Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Critical Path Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Critical Path California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Critical Path Delaware Common Stock in exchange for the shareholder's Critical Path California Common Stock.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Critical Path Delaware should succeed, without adjustment, to the federal income tax attributes of Critical Path California.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED REINCORPORATION. AN ABSTENTION OR BROKER NON-VOTE SHALL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL NO. 3

                  INCREASE IN THE NUMBER OF AUTHORIZED SHARES

     The Articles of Incorporation of Critical Path California currently authorize the Company to issue up to 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of Critical Path Delaware authorizes Critical Path Delaware to issue up to 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Board of Directors has no immediate plans to issue a significant number of additional shares of Common Stock. However, the larger number of authorized shares of Common Stock provided for in the Critical Path Delaware Certificate of Incorporation will provide the Company the certainty and flexibility to undertake various types of transactions, including acquisitions for stock, stock splits (in the form of stock dividends), financings, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions not yet determined.

     Since its Initial Public Offering in March 1999, Critical Path has acquired eight different companies for cash and stock worth $1.3 billion in the aggregate and has issued over 25 million shares of Common Stock in connection with these acquisitions. Some of these acquisitions have depended upon Critical Path's ability to complete the acquisition quickly without seeking shareholder approval to increase the authorized number of shares at an annual meeting. In order to be able to quickly and flexibly respond to acquisition opportunities in the future, the Board of Directors has determined that it is advisable to have a sufficient number of authorized but unissued shares.

     In addition, the Board of Directors of Critical Path seeks to maintain its ability to approve a stock split without waiting for stockholder approval. Under California law, the Board of Directors' approval of each stock split automatically and proportionately increases the Company's authorized stock without requiring shareholder approval. Under Delaware law, however, the Board of Directors cannot split the Company's stock by means of a 100% stock dividend without shareholder approval if there are insufficient authorized shares available. In order for the Board of Directors of Critical Path Delaware to respond to growth of the Company's business which may occur in the future with the same flexibility the Company has had as a California corporation, the Company must have a sufficient number of authorized shares to cover appropriate levels of stock dividends. Although the Company is not currently contemplating any additional stock split or stock dividend and there can be no assurance that any additional stock split or stock dividend will happen at any particular time in the future or at all, the additional authorized shares in Critical Path Delaware will effectively provide the Board with the same flexibility it had to split the shares of Critical Path California.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal. If this proposal is not approved by the shareholders but the shareholders approve the Reincorporation Proposal, the Company will reset the authorized shares of Common Stock of Critical Path Delaware to 150,000,000, as currently authorized for Critical Path California, and then complete the Proposed Reincorporation. IF THE REINCORPORATION PROPOSAL IS NOT APPROVED, THE COMPANY WILL NOT SEEK SHAREHOLDER APPROVAL OF THE INCREASE IN ITS AUTHORIZED SHARES AT THIS TIME.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE INCREASE IN THE AMOUNT OF AUTHORIZED SHARES AS SET FORTH ABOVE. AN ABSTENTION OR BROKER NON-VOTE SHALL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL NO. 4

                  APPROVAL OF RESERVATION OF ADDITIONAL SHARES
                     FOR ISSUANCE UNDER THE 1998 STOCK PLAN

     The Company's Board of Directors and shareholders have previously adopted and approved the 1998 Stock Plan (the "Stock Plan"). A total of approximately 19,788,741 shares of Common Stock have been reserved for issuance under the Stock Plan, of which approximately 14,964,958 remain authorized and unissued, including approximately 3,013,318 shares that are available for future grant as of March 31, 2000. The Board of Directors has authorized an amendment to the Stock Plan, subject to shareholder approval, to increase the shares reserved for issuance thereunder by 8,000,000, bringing the total number of shares issuable under the Stock Plan to 27,788,741.

     The shareholders are being requested to consider and approve the proposed amendment of the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder. The Board of Directors believes that the amendment is necessary to enable the Company to, among other things, continue its policy of employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments. A summary of the Stock Plan is set forth below.

SUMMARY OF THE STOCK PLAN

     GENERAL. The Stock Plan was originally adopted by the Board of Directors (the "Board") in January 1998. The Stock Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant options to purchase Common Stock, or direct awards or sales of Stock. Options granted under the Stock Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee.

     PURPOSE. The general purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants and to promote the success of the Company's business.

     ADMINISTRATION. The Stock Plan will be administered by a Committee appointed by the Board. Subject to the other provisions of the Stock Plan, the Administrator has the authority: (i) To interpret the Stock Plan and to apply its provisions; (ii) To adopt, amend or rescind rules, procedures and forms relating to the Stock Plan; (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Stock Plan; (iv) To determine when shares are to be awarded or offered for sale and when options are to be granted under the Stock Plan; (v) To select offerees and optionees; (vi) To determine the number of shares to be awarded or offered for sale or to be made subject to each option; (vii) To prescribe the terms and conditions of each award or sale of shares, including (without limitation) the purchase price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale; (viii) To prescribe the terms and conditions of each option, including (without limitation) the exercise price and vesting of the option, to determine whether such option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such option; (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the optionee or offeree; (x) To determine the disposition of an option or other right to acquire Shares in the event of an optionee's or offeree's divorce or dissolution of marriage; (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Stock Plan and any Stock Purchase or Stock Option Agreement; and (xii) To take any other actions deemed necessary or advisable for the administration of the Stock Plan.

     ELIGIBILITY. The Stock Plan provides that options and offers may be granted to the Company's employees and independent contractors, including members of the Board who are not employees of the Company. Incentive stock options may be granted only to employees. Any person who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Shareholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant and the option is not exercisable for at least five years after the date of the grant.

     STOCK SUBJECT TO THE STOCK PLAN. As of March 31, 2000, there were 3,013,318 available to be issued under the Stock Plan. On January 1 of each year, the number of shares reserved for issuance under the Stock Plan will be increased by 5% of the total number of shares that had been authorized for issuance (under the Stock Plan or otherwise) on December 31 of the prior year.

     In addition, if the Company makes a subdivision of existing Stock, a declaration of a stock dividend, a recapitalization, the Committee shall make appropriate adjustments in the number of shares available for issuance, the number of shares covered by each option, and/or the exercise price of each option or purchase price of each other right to acquire shares.

     If the Company is a party to a merger or reorganization, options or other rights to acquire shares shall be subject to the agreement of merger or reorganization.

     TERMS AND CONDITIONS OF AWARDS OR SALES. Each award or sale under the Stock Plan is evidenced by a written stock purchase agreement between the offeree and the Company and is subject to certain terms and conditions, including the following:

          (a) PURCHASE PRICE. The purchase price of shares to be offered will be determined by the Committee and will be payable in cash, shares previously owned or services previously rendered to the Company.

          (b) RESTRICTIONS ON TRANSFER OF SHARES. No shares awarded or sold may be sold or otherwise transferred or disposed of by the offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. In addition, any shares awarded or sold may be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee determines. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions.

     TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Stock Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to certain terms and conditions, including the following:

          (a) EXERCISE PRICE. Each Stock Option Agreement shall specify the exercise price. The exercise price of an ISO will not be less than the fair market value of a share on the date of grant. The exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the fair market value of a share on the date of grant. The exercise price under any Option shall be determined by the Committee. The exercise price will be payable in cash, shares previously owned, on a net-exercise basis, or pursuant to a promissory note (if provided for in the Stock Option Agreement).

          (b) EXERCISABILITY. Each Stock Option Agreement will specify the date when all or any installment of the option is to become exercisable. The vesting of any option shall be determined by the Committee.

          (c) TERM. The Stock Option Agreement shall specify the term of the option. The term shall not exceed ten (10) years from the date of grant. The Committee will determine when an option is to expire.

          (d) NONTRANSFERABILITY. Options will not be transferable other than by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by him or by his guardian or legal representative. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (e) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. Each Stock Option Agreement shall set forth the extent to which the optionee shall have the right to exercise the option following termination of the optionee's service with the Company and its Subsidiaries. Such provisions shall be determined by the Committee, need not be uniform among all options, and may reflect distinctions based on the reasons for termination of employment.

          (f) NO RIGHTS AS A STOCKHOLDER. An optionee, or a transferee, will not have any rights as a stockholder with respect to any shares covered by an option until the date of the issuance of a stock certificate for such shares.

          (g) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Stock Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.

          (h) RESTRICTIONS ON TRANSFER OF SHARES. No shares issued upon exercise of an option may be sold or otherwise transferred or disposed of by the optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. In addition, any shares issued upon exercise of an option may be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee determines. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions.

VOTE REQUIRED

     The approval of the amendment of the Stock Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT OF THE STOCK PLAN SET FORTH ABOVE. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF AS A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL NO. 5

                          AMENDMENT TO 1998 STOCK PLAN

     The Company's Board of Directors and shareholders have previously adopted and approved the 1998 Stock Plan (the "Stock Plan"). A total of approximately 19,788,741 shares of Common Stock have been reserved for issuance under the Stock Plan, of which approximately 14,964,958 remain authorized and unissued, including approximately 3,013,318 shares that are available for future grant as of March 31, 2000. Currently, on January 1 of each year, the number of shares reserved for issuance under the Stock Plan will be increased by 5% of the total number of shares that had been authorized for issuance on December 31 of the prior year.

     The Board of Directors has authorized an amendment to the Stock Plan, subject to shareholder approval, to reduce the annual increase in the shares reserved for issuance thereunder from 5% of the authorized shares to 2% of the authorized shares, contingent upon the approval of the increase in the authorized Common Stock to 500,000,000.

     The shareholders are being requested to consider and approve the proposed amendment of the Stock Plan to reduce the annual increase in the number of shares of Common Stock reserved for issuance thereunder. The Board of Directors believes that in the future the additional shares will not be necessary to enable the Company to continue its policy of employee stock ownership. A summary of the Stock Plan is set forth above behind proposal 4.

VOTE REQUIRED

     The approval of the amendment of the Stock Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting. IF THE PROPOSAL INCREASING THE NUMBER OF AUTHORIZED SHARES IS NOT APPROVED, THE COMPANY WILL NOT SEEK SHAREHOLDER APPROVAL TO AMEND THE 1998 STOCK PLAN TO REDUCE THE ANNUAL INCREASE IN THE NUMBER OF SHARES TO BE ISSUED THEREUNDER.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE 1998 STOCK PLAN. AN ABSTENTION OR BROKER NON-VOTE SHALL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL NO. 6

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Company's current Audit Committee, consisting of two non-employee directors, has appointed PricewaterhouseCoopers LLP as the Company's independent accountants to audit the consolidated financial statements of the Company for the 2000 fiscal year. PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year ended December 31, 1999, and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services. If the appointment is not ratified, the Board will review their decision and consider whether the Company should select other independent accountants.

     Representatives of PricewaterhouseCoopers LLP will be present at the meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve this proposal.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS. AN ABSTENTION OR BROKER NON-VOTE SHALL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

               MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

     The Board is not aware of any other matters to come before the meeting. If any other matter should come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                VOTE OF PROXIES

     All shares represented by duly executed proxies will be voted for the election of the nominees named above as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. If for any unforeseen reason any of such nominees should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate or candidates as may be nominated by the Board of Directors. With respect to Proposals 2 through 6, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR Proposals 2 through 6.

                                          By Order of the Board of Directors

                                          /s/ David A. Thatcher

                                          David A. Thatcher
                                          Secretary

Dated: May 5, 2000

                                   APPENDIX A

            AGREEMENT AND PLAN OF MERGER OF CP REINCORPORATION CORP.
                           (A CALIFORNIA CORPORATION)
                                      AND
                              CRITICAL PATH, INC.
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of [            ], 2000 (the
"Agreement") is between Critical Path, Inc., a California corporation ("Critical Path California"), CP Reincorporation Corp., a California corporation ("Reincorp Sub"), and Critical Path Holding, Inc., a Delaware corporation ("Critical Path Delaware"). Reincorp Sub is a wholly-owned subsidiary of Critical Path Delaware. Critical Path Delaware is a wholly-owned subsidiary of Critical Path California. Reincorp Sub and Critical Path California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Reincorp Sub is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 1,000,000 shares, all of which are designated "Common Stock," par value $0.001 per share. As of the date hereof, [*] shares of Common Stock were issued and outstanding, all of which were held by Critical Path Delaware.

     B. Critical Path California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 155,000,000 shares, 150,000,000 of which are designated "Common Stock," par value $0.001 per share, and 5,000,000 of which are designated "Preferred Stock," par value $0.001 per share. The Preferred Stock of Critical Path California consists of one series designated as Special Voting Stock. As of [*], 2000, [*] shares of Common Stock and one share of Special Voting Stock were issued and outstanding.

     C. The Board of Directors of Critical Path California has determined that, for the purpose of effecting the reincorporation of Critical Path California in the State of Delaware, it is advisable and in the best interests of Critical Path California and its shareholders that Critical Path California merge with and into Reincorp Sub upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Reincorp Sub, Critical Path Delaware, and Critical Path California have approved this Agreement and have directed that this Agreement be submitted to a vote of the sole shareholder of Reincorp Sub and the shareholders of Critical Path California and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Reincorp Sub, Critical Path Delaware, and Critical Path California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, and the California General Corporation Law, Critical Path California shall be merged with and into Reincorp Sub (the "Merger"), the separate existence of Reincorp Sub shall cease and Critical Path California shall survive the Merger and shall continue to be governed by the laws of the State of California. Critical Path California shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Critical Path, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the California Corporations Code;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Reincorp Sub shall cease and Critical Path California, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Reincorp Sub's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Reincorp Sub,
(iv) shall continue to be subject to all of the debts, liabilities and obligations of Reincorp Sub as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Reincorp Sub in the same manner as if Critical Path California had itself incurred them, all as more fully provided under the applicable provisions of the California General Corporation Law.

                 II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Critical Path California as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of Critical Path California as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of Critical Path California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 CRITICAL PATH CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Critical Path California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of Critical Path Delaware.

     3.2 CRITICAL PATH CALIFORNIA SPECIAL VOTING STOCK. Upon the Effective Date of the Merger, the share of Critical Path California Special Voting Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other persons, be converted into and exchanged for one (1) fully paid and nonconvertible share of Special Voting Stock, par value $0.001 per share, of Critical Path Delaware.

     3.3 CRITICAL PATH CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

     (a) Upon the Effective Date of the Merger, Critical Path Delaware shall assume and continue the stock option plans and all other employee benefit plans of Critical Path California. Each outstanding and unexercised option or other right to purchase or security convertible into Critical Path California Common

Stock shall become an option or right to purchase or a security convertible into Critical Path Delaware's Common Stock on the basis of one share of the Critical Path Delaware's Common Stock for each share of Critical Path California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Critical Path California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of Critical Path California.

     (b) A number of shares of the Critical Path Delaware's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Critical Path California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 REINCORP SUB COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of Reincorp Sub issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Reincorp Sub, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Critical Path California Common Stock may, at such stockholder's election, surrender the same for cancellation to [*exchange agent*], as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Critical Path Delaware's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Critical Path California Common Stock shall be deemed for all purposes to represent the number of shares of the Critical Path Delaware's Common Stock into which such shares of Critical Path California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Critical Path Delaware or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Critical Path Delaware or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Critical Path Delaware represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Critical Path Delaware so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Critical Path California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Critical Path Delaware in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Critical Path Delaware.

     If any certificate for shares of Critical Path Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Critical Path Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Critical Path Delaware that such tax has been paid or is not payable.

                                  IV.  GENERAL

     4.1 COVENANTS OF CRITICAL PATH DELAWARE. Critical Path Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Critical Path Delaware of all of the franchise tax liabilities of Critical Path California; and

          (c) take such other actions as may be required by the California General Corporation Law.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by Critical Path Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Critical Path California such deeds and other instruments, and there shall be taken or caused to be taken by Critical Path Delaware and Critical Path California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Critical Path Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Critical Path California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Critical Path Delaware are fully authorized in the name and on behalf of Critical Path California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Critical Path California, Reincorp Sub or of Critical Path Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Critical Path California or by the sole stockholder of Critical Path Delaware, or by both.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of Critical Path Delaware in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle and The Corporation Trust Company is the registered agent of the Critical Path Delaware at such address. The registered office of Critical Path California in the State of California is 915 L Street, Suite 1440, Sacramento, California 95814 and the Corporation Trust Company is the registered agent of Critical Path California at such address.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Critical Path California at 320 First Street, San Francisco, California 94105 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of California and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Critical Path Holding, Inc., a Delaware corporation, CP Reincorporation Corp., a California Corporation and Critical Path, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          Critical Path Holding, Inc. a Delaware
                                          corporation

                                          By:
                                          --------------------------------------
                                          Douglas T. Hickey
                                          Chief Executive Officer

                                          ATTEST:

                                          --------------------------------------
                                          David A. Thatcher
                                          Secretary

                                          Critical Path, Inc. a California
                                          corporation

                                          By:
                                          --------------------------------------
                                          Douglas T. Hickey
                                          Chief Executive Officer

                                          ATTEST:

                                          --------------------------------------
                                          David A. Thatcher
                                          Secretary

                                          CP Reincorporation Corp., a California
                                          corporation

                                          By:
                                          --------------------------------------
                                          Douglas T. Hickey
                                          Chief Executive Officer

                                          ATTEST:

                                          --------------------------------------
                                          David A. Thatcher
                                          Secretary

                                   APPENDIX B

          CERTIFICATE OF INCORPORATION OF CRITICAL PATH HOLDING, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I:

                                      NAME

     The name of this corporation is Critical Path Holding, Inc. (the "Corporation").

                                  ARTICLE II:

                                     AGENT

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III:

                                    PURPOSE

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV:

                                     STOCK

     The Corporation is authorized to issue two classes of stock to be designated, respectively, Preferred Stock, par value $0.001 per share ("Preferred"), and Common Stock, par value $0.001 per share ("Common"). The total number of shares of Common that the Corporation shall have authority to issue is 500,000,000 shares. The total number of shares of Preferred that the Corporation shall have authority to issue is 5,000,000 shares. The Preferred Stock may be issued from time to time in one or more series.

     The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common if at any time the number of Common shares remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred.

     The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article IV, by resolution to provide for the issuance of the shares of Preferred in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          A. The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding)) and the distinctive designation of that series;

          B. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          C. Whether that series shall have the voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          D. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          E. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

          F. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and the amount of such sinking funds;

          G. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          H. Any other relative rights, preferences and limitations of that series.

     No holders of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for, purchase or receive any securities convertible to or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation, except in the case of any shares of Preferred Stock to which such rights are specifically granted by any resolution or resolutions of the Board of Directors adopted pursuant to this Article IV.

                                   ARTICLE V:


                                      LIFE


     The Corporation is to have perpetual existence.

                                  ARTICLE VI:

                               BOARD OF DIRECTORS

     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

          A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors of this Corporation shall not be less than five (5) nor more than thirteen (13). The exact number of directors shall be fixed and may be changed from time to time, within the limits specified above, by an amendment to the Bylaws duly adopted by the stockholders or by the Board of Directors.

          B. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.

          C. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

          D. Advance notice of stockholder nomination for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

          E. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

                                  ARTICLE VII:

                                  INCORPORATOR

     The name and mailing address of the incorporator are as follows:

              Mark L. Reinstra
              Wilson Sonsini Goodrich & Rosati
              975 Page Mill Road
              Palo Alto, California 94304

                                  ARTICLE VIII

                                   AMENDMENT

     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

                                  ARTICLE IX:

                                INDEMNIFICATION

     A. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     B. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

     C. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX, with respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                   ARTICLE X:

                              SHAREHOLDER MEETINGS

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed and that the facts stated herein are true.

                                          --------------------------------------
                                          Mark L. Reinstra
                                          Incorporator

Dated:  [*], 2000

                                   APPENDIX C

                     BYLAWS OF CRITICAL PATH HOLDING, INC.
                            (A DELAWARE CORPORATION)

                                     BYLAWS

                                       OF

                          CRITICAL PATH HOLDING, INC.
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE I  CORPORATE OFFICES..........................................     1
  I.1     Registered Office...........................................     1
  I.2     Other Offices...............................................     1
ARTICLE II  MEETINGS OF STOCKHOLDERS..................................     1
  II.1    Place of Meetings...........................................     1
  II.2    Annual Meeting..............................................     1
  II.3    Special Meeting.............................................     2
  II.4    Organization................................................     2
  II.5    Notice of Stockholders' Meetings............................     3
  II.6    Manner of Giving Notice; Affidavit of Notice................     3
  II.7    Quorum......................................................     3
  II.8    Adjourned Meeting; Notice...................................     3
  II.9    Voting......................................................     4
  II.10   Validation of Meetings; Waiver of Notice; Consent...........     4
  II.11   Action by Written Consent...................................     4
          Record Date for Stockholder Notice; Voting; Giving
  II.12   Consents....................................................     4
  II.13   Proxies.....................................................     5
  II.14   Inspectors of Election......................................     5
ARTICLE III  DIRECTORS................................................     5
  III.1   Powers......................................................     5
  III.2   Number and Term of Office...................................     6
  III.3   Election and Term of Office of Directors....................     6
  III.4   Resignation and Vacancies...................................     6
  III.5   Removal.....................................................     7
  III.6   Place of Meetings; Meetings by Telephone....................     7
  III.7   Regular Meetings............................................     7
  III.8   Special Meetings; Notice....................................     7
  III.9   Quorum......................................................     7
  III.10  Waiver of Notice............................................     7
  III.11  Adjournment.................................................     8
  III.12  Notice of Adjournment.......................................     8
  III.13  Board Action by Written Consent Without a Meeting...........     8
  III.14  Organization................................................     8
  III.15  Fees and Compensation of Directors..........................     8
ARTICLE IV  COMMITTEES................................................     8
  VI.1    Committees of Directors.....................................     8
  VI.2    Meetings and Action of Committees...........................     8
  VI.3    Executive Committee.........................................     9

                                                                        PAGE
                                                                        ----
ARTICLE V  OFFICERS...................................................     9
  V.1     Officers....................................................     9
  V.2     Election of Officers........................................     9
  V.3     Terms of Office and Compensation............................     9
  V.4     Removal; Resignation of Officers and Vacancies..............     9
  V.5     Chairman of the Board.......................................     9
  V.6     Vice Chairman of the Board..................................     9
  V.7     Chairman of Executive Committee.............................    10
  V.8     President...................................................    10
  V.9     Vice Presidents.............................................    10
  V.10    Secretary...................................................    10
  V.11    Chief Financial Officer.....................................    11
ARTICLE VI  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
OTHER AGENTS..........................................................    11
  VI.1    Indemnification of Directors and Officers...................    11
  VI.2    Indemnification of Others...................................    12
  VI.3    Insurance...................................................    12
  VI.4    Expenses....................................................    12
  VI.5    Non-Exclusivity of Rights...................................    12
  VI.6    Survival of Rights..........................................    12
  VI.7    Amendments..................................................    12
ARTICLE VII  RECORDS AND REPORTS......................................    13
  VII.1   Maintenance and Inspection of Records.......................    13
  VII.2   Inspection by Directory.....................................    13
  VII.3   Representation of Shares of Other Corporations..............    13
ARTICLE VIII  GENERAL MATTERS.........................................    13
  VIII.1  Record Date for Purposes Other than Notice and Voting.......    13
  VIII.2  Checks; Drafts; Evidences of Indebtedness...................    13
  VIII.3  Corporate Contracts and Instruments; How Executed...........    13
  VIII.4  Fiscal Year.................................................    14
  VIII.5  Stock Certificates..........................................    14
  VIII.6  Special Designation on Certificates.........................    14
  VIII.7  Lost Certificates...........................................    14
  VIII.8  Construction; Definitions...................................    14
  VIII.9  Provisions Additional to Provisions of Law..................    14
 VIII.10  Provisions Contrary to Provisions of Law....................    14
 VIII.11  Notices.....................................................    15
ARTICLE IX  AMENDMENTS................................................    15

                                     BYLAWS

                                       OF

                          CRITICAL PATH HOLDING, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

     I.1 REGISTERED OFFICE. The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation.

     I.2 OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     II.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

     II.2  ANNUAL MEETING.

     (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's Proxy Statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's Proxy Statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the Proxy

Statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this
          Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     II.3 SPECIAL MEETING. A special meeting of the stockholders may be called at any time by the board of directors, the chairman of the board, the vice chairman of the board, the chairman of the executive committee, or the president, but such special meetings may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

     II.4 ORGANIZATION. Meetings of stockholders shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the chairman of the executive committee, if any, or in his or her absence by the president, if any, or in his or her absence by an executive vice president, if any, or in his or her absence by a senior vice president, if any, or in his or her absence by a vice president, or in the absence of the foregoing persons by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen at the meeting by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat. The secretary or in his or her absence an assistant secretary or in the absence of the secretary and all assistant secretaries a person whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep a record of the proceedings thereof.

     The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

     II.5 NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

     II.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telecopy, telegram or other electronic or wireless means.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice or report.

     II.7 QUORUM. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders by the vote of the holders of a majority of the stock, present in person or represented by proxy shall have power to adjourn the meeting in accordance with Section 2.8 of these Bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, a vote of a greater number or voting by classes is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

     II.8 ADJOURNED MEETING; NOTICE. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these Bylaws.

     When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than thirty (30) days from the date set for the original meeting, then notice of the adjourned meeting shall be given. Notice of any such adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.5 and
2.6 of these Bylaws. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     II.9 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.12 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners, and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the Certificate of Incorporation, by these Bylaws or required by law, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

     II.10 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy.

     Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

     II.11 ACTION BY WRITTEN CONSENT. Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as dividend or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

     II.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS. For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by applicable law.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these Bylaws.

     II.13 PROXIES. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram, or other means of electronic transmission, signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the secretary of the corporation.

     A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

     II.14 INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one
(1)or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Such inspectors shall:

        (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

        (b)  receive votes, ballots or consents;

        (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

        (d)  count and tabulate all votes or consents;

        (e)  determine when the polls shall close;

        (f)  determine the result; and

        (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

     The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III

                                   DIRECTORS

     III.1 POWERS. Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     III.2 NUMBER AND TERM OF OFFICE. The authorized number of directors shall be not less than five (5) nor more than thirteen (13). Within such limits, the exact number of directors shall be seven (7). An indefinite number of directors may be fixed, or the definite number of directors may be changed, by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this bylaw duly adopted by the stockholders or board of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     III.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.  Except as provided in
Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     Directors need not be stockholders unless so required by the Certificate of Incorporation or by these Bylaws; wherein other qualifications for directors may be prescribed.

     III.4 RESIGNATION AND VACANCIES. Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     Unless otherwise provided in the Certificate of Incorporation or by these Bylaws, vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the voting power of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

     Unless otherwise provided in the Certificate of Incorporation or these
Bylaws:

     (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the then outstanding shares having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     III.5 REMOVAL. Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

     III.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board of directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

     III.7 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors.

     III.8 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the vice chairman of the board, the president, the chairman of the executive committee, any vice president or the secretary or by any two (2) or more of the directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by mail, telecopy, telegram or other electronic or wireless means, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation or if the address is not readily ascertainable, notice shall be addressed to the director at the city or place in which the meetings of directors are regularly held. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy, telegram or other electronic or wireless means, it shall be delivered personally or by telephone or other electronic or wireless means or to the telegraph company at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. If the meeting is to be held at the principal executive office of the corporation, the notice need not specify the place of the meeting. Moreover, a notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

     III.9 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.4 and to adjourn as provided in
Section 3.11 of these Bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the Certificate of Incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     III.10 WAIVER OF NOTICE. Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. The transactions of any meeting of the board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

     III.11 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     III.12 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given if announced unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these Bylaws, to the directors who were not present at the time of the adjournment.

     III.13 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board of directors individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

     III.14 ORGANIZATION. Meetings of the board of directors shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the chairman of the executive committee, if any, or in his or her absence by the president, if any, or in his or her absence by the executive vice president. In the absence of all such directors, a president pro tem chosen by a majority of the directors present shall preside at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     III.15 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV

                                   COMMITTEES

     IV.1  COMMITTEES OF DIRECTORS.  The board of directors may designate one
(1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one
(1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, but no such committee shall have the power or authority to (i) approve or adopt or recommend to the stockholders any action or matter that requires the approval of the stockholders or (ii) adopt, amend or repeal any Bylaw of the corporation.

     IV.2 MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.6 (place of meetings),
Section 3.7 (regular meetings), Section 3.8 (special meetings and notice),
Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

     IV.3 EXECUTIVE COMMITTEE. In the event that the board of directors appoints an executive committee, such executive committee, in all cases in which specific directions to the contrary shall not have been given by the board of directors, shall have and may exercise, during the intervals between the meetings of the board of directors, all the powers and authority of the board of directors in the management of the business and affairs of the corporation (except as provided in Section 4.1 hereof) in such manner as the executive committee may deem in the best interests of the corporation.

                                   ARTICLE V

                                    OFFICERS

     V.1 OFFICERS. The officers of this corporation shall consist of a president, one or more vice presidents, a secretary and a chief financial officer who shall be chosen by the Board of Directors and such other officers, including but not limited to a chairman of the board, a vice chairman of the board, a chairman of the executive committee and a treasurer as the board of directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the board of directors may prescribe. Any two or more of such offices may be held by the same person. The board of directors may designate one or more vice presidents as executive vice presidents or senior vice presidents. Either the chairman of the board, the vice chairman of the board, the chairman of the executive committee, or the president, as the board of directors may designate from time to time, shall be the chief executive officer of the corporation. The board of directors may from time to time designate the president or any executive vice president as the chief operating officer of the corporation. Any vice president, treasurer or assistant treasurer, or assistant secretary respectively may exercise any of the powers of the president, the chief financial officer, or the secretary, respectively, as directed by the board of directors and shall perform such other duties as are imposed upon such officer by the Bylaws or the board of directors.

     V.2 ELECTION OF OFFICERS. In addition to officers elected by the board of directors in accordance with Sections 5.1 and 5.3, the corporation may have one or more appointed vice presidents. Such vice presidents may be appointed by the chairman of the board or the president and shall have such duties as may be established by the chairman or president. Vice presidents appointed pursuant to this Section 5.2 may be removed in accordance with Section 5.4.

     V.3 TERMS OF OFFICE AND COMPENSATION. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the board of directors and may be altered by said board from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

     V.4 REMOVAL; RESIGNATION OF OFFICERS AND VACANCIES. Any officer of the corporation may be removed at the pleasure of the board of directors at any meeting or by vote of stockholders entitled to exercise the majority of voting power of the corporation at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the board of directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the board of directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

     V.5 CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall have general supervision, direction and control of the corporation's business and its officers, and, if present, preside at meetings of the stockholders and the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these Bylaws. The chairman of the board shall report to the board of directors.

     V.6 VICE CHAIRMAN OF THE BOARD. The vice chairman of the board of directors, if there shall be one, shall, in the case of the absence, disability or death of the chairman, exercise all the powers and perform all the duties of the chairman of the board. The vice chairman shall have such other powers and perform such other duties as may be granted or prescribed by the board of directors.

     V.7 CHAIRMAN OF EXECUTIVE COMMITTEE. The chairman of the executive committee, if there be one, shall have the power to call meetings of the stockholders and also of the board of directors to be held subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the chairman of the executive committee shall deem proper. The chairman of the executive committee shall have such other powers and be subject to such other duties as the board of directors may from time to time prescribe.

     V.8  PRESIDENT.  The powers and duties of the president are:

     (a) To call meetings of the stockholders and also of the board of directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the president shall deem proper.

     (b) To affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the board of directors or which, in the judgment of the president, should be executed on behalf of the corporation, and to sign certificates for shares of stock of the corporation.

     (c) To have such other powers and be subject to such other duties as the board of directors may from time to time prescribe.

     V.9 VICE PRESIDENTS. In case of the absence, disability or death of the president, the elected vice president, or one of the elected vice presidents, shall exercise all the powers and perform all the duties of the president. If there is more than one elected vice president, the order in which the elected vice presidents shall succeed to the powers and duties of the president shall be as fixed by the board of directors. The elected vice president or elected vice presidents shall have such other powers and perform such other duties as may be granted or prescribed by the board of directors.

     Vice presidents appointed pursuant to Section 5.2 shall have such powers and duties as may be fixed by the chairman or president, except that such appointed vice presidents may not exercise the powers and duties of the president.

     V.10  SECRETARY.  The powers and duties of the secretary are:

     (a) To keep a book of minutes at the principal office of the corporation, or such other place as the board of directors may order, of all meetings of its directors and stockholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

     (b) To keep the seal of the corporation and affix the same to all instruments which may require it.

     (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the stockholders and their addresses, the number of and classes of shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

     (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 8.5 hereof.

     (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal, or neglect of the secretary to make service or publication of any notices, then such notices may be served and/or published by the president or a vice president, or by any person thereunto authorized by either of them or by the board of directors or by the holders of a majority of the outstanding shares of the corporation.

     (g) Generally to do and perform all such duties as pertain to the office of secretary and as may be required by the board of directors.

     V.11 CHIEF FINANCIAL OFFICER. The powers and duties of the chief financial officer are:

     (a) To supervise the corporate-wide treasury functions and financial reporting to external bodies.

     (b) To have the custody of all funds, securities, evidence of indebtedness and other valuable documents of the corporation and, at the chief financial officer's discretion, to cause any or all thereof to be deposited for account of the corporation at such depositary as may be designated from time to time by the board of directors.

     (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for monies paid in for the account of the corporation.

     (d) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the board of directors, taking proper vouchers for such disbursements.

     (e) To render to the president and to the board of directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

     (f) Generally to do and perform all such duties as pertain to the office of chief financial officer and as may be required by the board of directors.

                                   ARTICLE VI

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

     VI.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation,
(ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     VI.2 INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     VI.3 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     VI.4 EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

     Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.5, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     VI.5 NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

     VI.6 SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     VI.7 AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                                  ARTICLE VII

                              RECORDS AND REPORTS

     VII.1 MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     VII.2 INSPECTION BY DIRECTOR. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     VII.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The president or any other officer of this corporation authorized by the board of directors is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                GENERAL MATTERS

     VIII.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     VIII.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     VIII.3 CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     VIII.4 FISCAL YEAR. The fiscal year of this corporation shall begin on the first day of January of each year and end on the last day of December of the same year.

     VIII.5 STOCK CERTIFICATES. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     VIII.6 SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     VIII.7 LOST CERTIFICATES. The corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

     VIII.8 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     VIII.9 PROVISIONS ADDITIONAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

     VIII.10 PROVISIONS CONTRARY TO PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

     VIII.11 NOTICES. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

                                   ARTICLE IX

                                   AMENDMENTS

     Subject to Section 6.7 hereof, the original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                          CRITICAL PATH HOLDING, INC.

                            ADOPTION BY INCORPORATOR

     The undersigned person appointed in the Certificate of Incorporation as the Incorporator of Critical Path, Inc. hereby adopts the foregoing bylaws, comprising sixteen (16) pages, as the Bylaws of the corporation.

Executed this   th day of           2000

                                          By:
                                            ------------------------------------
                                            Mark L. Reinstra
                                            Incorporator

              CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR

     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Critical Path Holding, Inc. and that the foregoing Bylaws, comprising sixteen (16) pages, were adopted as the Bylaws of the
corporation on                  , 2000, by the person appointed in the
Certificate of Incorporation as the Incorporator of the corporation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   th day of
          2000.

                                          By:
                                            ------------------------------------
                                            David A. Thatcher
                                            Secretary

                                   APPENDIX D

                         CRITICAL PATH 1998 STOCK PLAN

                              CRITICAL PATH, INC.

                                1998 STOCK PLAN

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
SECTION 1.  PURPOSE................................................    1

SECTION 2.  DEFINITIONS............................................    1
  (a)  "Board of Directors"........................................    1
  (b)  "Code"......................................................    1
  (c)  "Committee".................................................    1
  (d)  "Company"...................................................    1
  (e)  "Disability"................................................    1
  (f)  "Employee"..................................................    1
  (g)  "Exercise Price"............................................    1
  (h)  "Fair Market Value".........................................    1
  (i)  "ISO".......................................................    1
  (j)  "Nonstatutory Option".......................................    1
  (k)  "Offeree"...................................................    1
  (l)  "Option"....................................................    1
  (m)  "Optionee"..................................................    1
  (n)  "Plan"......................................................    1
  (o)  "Purchase Price"............................................    1
  (p)  "Service"...................................................    1
  (q)  "Share".....................................................    2
  (r)  "Stock".....................................................    2
  (s)  "Stock Option Agreement"....................................    2
  (t)  "Stock Purchase Agreement"..................................    2
  (u)  "Subsidiary"................................................    2

SECTION 3.  ADMINISTRATION.........................................    2
  (a)  Committee Membership........................................    2
  (b)  Committee Procedures........................................    2
  (c)  Committee Responsibilities..................................    2
  (d)  Financial Reports...........................................    3

SECTION 4.  ELIGIBILITY............................................    3
  (a)  General Rule................................................    3
  (b)  Ten-Percent Shareholders....................................    3
  (c)  Attribution Rules...........................................    3
  (d)  Outstanding Stock...........................................    3

SECTION 5.  STOCK SUBJECT TO PLAN..................................    3
  (a)  Basic Limitation............................................    3
  (b)  Additional Shares...........................................    3

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES................    3
  (a)  Stock Purchase Agreement....................................    3
  (b)  Duration of Offers and Nontransferability of Rights.........    4
  (c)  Purchase Price..............................................    4
  (d)  Withholding Taxes...........................................    4
  (e)  Restrictions on Transfer of Shares..........................    4

                                                                     PAGE
                                                                     ----
SECTION 7.  TERMS AND CONDITIONS OF OPTIONS........................    4
  (a)  Stock Option Agreement......................................    4
  (b)  Number of Shares............................................    4
  (c)  Exercise Price..............................................    4
  (d)  Withholding Taxes...........................................    4
  (e)  Exercisability..............................................    5
  (f)  Term........................................................    5
  (g)  Nontransferability..........................................    5
  (h)  Exercise of Options on Termination of Service...............    5
  (i)  No Rights as a Shareholder..................................    5
  (j)  Modification, Extension and Assumption of Options...........    5
  (k)  Restrictions on Transfer of Shares..........................    5

SECTION 8.  PAYMENT FOR SHARES.....................................    5
  (a)  General Rule................................................    5
  (b)  Surrender of Stock..........................................    5
  (c)  Promissory Notes............................................    6
  (d)  Cashless Exercise...........................................    6

SECTION 9.  ADJUSTMENT OF SHARES...................................    6
  (a)  General.....................................................    6
  (b)  Reorganizations.............................................    6
  (c)  Reservation of Rights.......................................    6

SECTION 10.  LEGAL REQUIREMENTS....................................    6

SECTION 11.  NO EMPLOYMENT RIGHTS..................................    6

SECTION 12.  DURATION AND AMENDMENTS...............................    7
  (a)  Term of the Plan............................................    7
  (b)  Right to Amend or Terminate the Plan........................    7
  (c)  Effect of Amendment or Termination..........................    7

SECTION 13.  EXECUTION.............................................    7

                              CRITICAL PATH, INC.

                                1998 STOCK PLAN

SECTION 1.  PURPOSE.

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2.  DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean a committee consisting of members of the Board of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. At such time as the officers and directors of the Company become reporting persons with respect to the Securities Exchange Act of 1934, the Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights to acquire Shares to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

     (d)  "Company" shall mean Critical Path, Inc. , a California corporation.

     (e) "Disability" shall means that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or
(iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

     (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (i)  "ISO" shall mean an employee incentive stock option described in Code section 422(b).

     (j) "Nonstatutory Option" shall mean an employee stock option that is not an ISO.

     (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares (other than upon exercise of an Option).

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (m)  "Optionee" shall mean an individual who holds an Option.

     (n)  "Plan" shall mean this Critical Path, Inc. 1998 Stock Plan.

     (o) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (p)  "Service" shall mean service as an Employee.

     (q)  "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

     (r)  "Stock" shall mean the common stock of the Company.

     (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (t) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (u) "Subsidiary" shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION.

     (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v) To select Offerees and Optionees;

          (vi) To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

          (x) To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase or Stock Option Agreement; and

          (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

     (d) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4.  ELIGIBILITY.

     (a) General Rule. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price for an option is at least 110 percent of Fair Market Value on the date of grant, (ii) the Purchase Price for a sale of Shares is at least 100% of Fair Market Value at the date of purchase, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which maybe issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 13,426,606 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee and communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) Purchase Price. To the extent required by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8 or in the form of services previously rendered to the Company.

     (d) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (e) Restrictions on Transfer of Shares. No Shares awarded or sold under the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. To the extent required by applicable law, any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(c).

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee in its sole discretion.

     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h) Exercise of Options on Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company for any reason other than "cause" (within the meaning of the rules of the California Department of Corporations), and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

     (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

     (k) Restrictions on Transfer of Shares. No Shares issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8.  PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9.  ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants of Options or offer rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares.

     (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

     (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  LEGAL REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11.  NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or other right to acquire Shares already made shall be null and void, and no additional Option grants or other right to acquire Shares shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.

SECTION 13.  EXECUTION.

     To record the adoption of the Plan by the Board of Directors as of January 21, 1998, the Company has caused its authorized officer to execute the same.

                                          CRITICAL PATH, INC.

                                          By:
                                          --------------------------------------
                                                      Douglas Hickey
                                                 Chief Executive Officer

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF

     Critical Path, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Plan (the "Plan").

Date of Option Grant: ---------- , 199 ---

Name of Optionee:
--------------------------------------------------------------------------------

Optionee's Social Security Number: ----- - ----- - -----

Number of Shares of Common Stock Covered by Option:
---------------------------------------------------

Exercise Price per Share: $
--------------------------------------------------------------------------------

Vesting Start Date: ---------- , 199 ---

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.

Optionee:
--------------------------------------------------------------------------------
                                  (SIGNATURE)

Company:
--------------------------------------------------------------------------------
                                  (SIGNATURE)

Title:
--------------------------------------------------------------------------------

Attachment

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF

INCENTIVE STOCK OPTION           This option is intended to be an incentive
                                 stock option under section 422 of the Internal
                                 Revenue Code and will be interpreted
                                 accordingly.

VESTING Beginning on the Vesting Start Date, the Shares under this option will vest over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                                                           PORTION OF
                                                                                          SHARES VESTED
                                                                                          -------------
                                            From the Vesting Start Date until the one
                                            year anniversary thereof....................       None
                                            On the one year anniversary of the Vesting
                                            Start Date..................................        25%
                                            For each additional full month of your
                                            Service to the Company thereafter...........     1/48th
                                            On the fourth anniversary of the Vesting
                                            Start Date..................................       100%

                                 Your vesting will cease in the event that your Service terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

REGULAR TERMINATION              If your Service terminates for any reason
                                 except death or Disability, then your option will expire at the close of Company headquarters on the 30th day after your termination business at date.

DEATH In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY                       If your Service terminates because of your
                                 Disability, then your option will expire at the close of business at Company headquarters on the date six months after your termination date. However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three
                                 (3) months after your termination date.
                                 "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE                For purposes of this option, your Service does
                                 not terminate when you go on a bona fide leave of absence, that was approved by the

                                 Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RESTRICTIONS ON EXERCISE         The Company will not permit you to exercise
                                 this option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE               When you wish to exercise this option, you must
                                 notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered
                                 (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                                 If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                  When you submit your notice of exercise, you
                                 must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                      - Your personal check, a cashier's check
                                        or a money order.

                                      - To the extent that a public market for
                                        the Shares exists as determined by the
                                        Company, by delivery (on a form
                                        prescribed by the Committee) of an
                                        irrevocable direction to a securities
                                        broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES                You will not be allowed to exercise this option
                                 unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

MARKET STAND-OFF AGREEMENT       In connection with any underwritten public
                                 offering by the Company of its equity
                                 securities pursuant to an effective
                                 registration statement filed under the
                                 Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred-eighty
                                 (180) days).

                                 In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

RESTRICTIONS ON RESALE           By signing this Agreement, you agree not to
                                 sell any option Shares at a time when
                                 applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

                                 You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                                 In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST
REFUSAL In the event that you propose to sell, pledge or otherwise transfer to a third party any vested Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                                 If the Company fails to exercise its Right of First Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                 The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                                 The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

TRANSFER OF OPTION               Prior to your death, only you may exercise this
                                 option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.
                                 Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS              Your option or this Agreement do not give you
                                 the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS               You, or your estate or heirs, have no rights as
                                 a shareholder of the Company until a
                                 certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                      In the event of a stock split, a stock dividend
                                 or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be sub ect to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                                      "THE SECURITIES REPRESENTED BY THIS
                                      CERTIFICATE MAY NOT BE SOLD, TRANSFERRED,
                                      ENCUMBERED OR IN ANY MANNER DISPOSED OF,
                                      EXCEPT IN COMPLIANCE WITH THE TERMS OF A
                                      WRITTEN AGREEMENT BETWEEN THE COMPANY AND
                                      THE INITIAL HOLDER HEREOF. SUCH AGREEMENT
                                      PROVIDES FOR CERTAIN TRANSFER
                                      RESTRICTIONS, INCLUDING RIGHTS OF FIRST
                                      REFUSAL UPON AN ATTEMPTED TRANSFER OF THE
                                      SECURITIES. THE SECRETARY OF THE COMPANY
                                      WILL UPON WRITTEN REQUEST FURNISH A COPY
                                      OF SUCH AGREEMENT TO THE HOLDER HEREOF
                                      WITHOUT CHARGE."

                                      "THE SECURITIES REPRESENTED BY THIS
                                      CERTIFICATE HAVE NOT BEEN REGISTERED OR
                                      QUALIFIED UNDER THE SECURITIES ACT OF
                                      1933, AS AMENDED, OR THE SECURITIES LAWS
                                      OF ANY STATE, AND MAY BE OFFERED AND SOLD
                                      ONLY IF REGISTERED AND QUALIFIED PURSUANT
                                      TO THE RELEVANT PROVISIONS OF FEDERAL AND
                                      STATE SECURITIES LAWS OR IF THE COMPANY IS
                                      PROVIDED AN OPINION OF COUNSEL
                                      SATISFACTORY TO THE COMPANY THAT
                                      REGISTRATION AND QUALIFICATION UNDER
                                      FEDERAL AND STATE SECURITIES LAWS ARE NOT
                                      REQUIRED."

APPLICABLE LAW                   This Agreement will be interpreted and enforced
                                 under the laws of the State of California.

THE PLAN AND OTHER AGREEMENTS    The text of the Plan is incorporated in this
                                 Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                                 This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
             TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                       NOTICE OF EXERCISE OF STOCK OPTION

Critical Path, Inc.
320 First Street
San Francisco, CA 94105

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated             , 199 (the "Stock
Option Agreement"), between Critical Path, Inc., a California corporation (the
"Company"), and the undersigned, I hereby elect to purchase        shares of the
common stock of the Company (the "Shares"), at the price of $     per Share. My
check in the amount of $          and the executed Assignment Separate from
Certificate are enclosed. The Shares are to be issued and registered in the name(s) of:

                      ------------------------------------

                      ------------------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:
------------------------------

                                          --------------------------------------
                                                       (SIGNATURE)

                                          --------------------------------------
                                                   (PLEASE PRINT NAME)

                                          Social Security No.

   -----------------------------------------------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                      (FULL ADDRESS)

                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
Critical Path, Inc., a California corporation (the "Company"),
(               ) shares of Common Stock of the Company represented by
Certificate No.           herewith and does hereby irrevocably constitute and
appoint                Attorney to transfer the said stock on the books of the
Company with full power of substitution in the premises.

Dated: --------------------, 19----

                                          --------------------------------------
                                                        PRINT NAME

                                          --------------------------------------
                                                        SIGNATURE

                        SPOUSAL CONSENT (IF APPLICABLE)

                    (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

                                          --------------------------------------
                                                        SIGNATURE

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF
                   VESTING ACCELERATES UPON CHANGE IN CONTROL

     Critical Path, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Plan (the "Plan").

Date of Option Grant: --------------- , 199 --

Name of Optionee: ---------------------------------------------

Optionee's Social Security Number: ------ - ------ - ------

Number of Shares of Common Stock Covered by Option: ---------------

Exercise Price per Share: $ ---------------

Vesting Start Date: --------------- , 199 --

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.

Optionee:  ---------------------------------------------
                                  (SIGNATURE)

Company:  ---------------------------------------------
                                  (SIGNATURE)

Title:  ---------------------------------------------

Attachment

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF
                   VESTING ACCELERATES UPON CHANGE IN CONTROL

INCENTIVE STOCK OPTION           This option is intended to be an incentive
                                 stock option under section 422 of the Internal
                                 Revenue Code and will be interpreted
                                 accordingly.

VESTING Beginning on the Vesting Start Date, the Shares under this option will vest over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                                                             PORTION OF
                                                                                            SHARES VESTED
                                                                                            -------------
                                                From the Vesting Start Date until the
                                                  one year anniversary thereof..........        None
                                                On the one year anniversary of the
                                                  Vesting Start Date....................          25%
                                                For each additional full month of your
                                                  Service to the Company thereafter.....      1/48th
                                                On the fourth anniversary of the Vesting
                                                  Start Date............................         100%

                                 Except as provided in the section below on Accelerated Vesting, your vesting will cease in the event that your Service terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

ACCELERATED VESTING              If one of the events defined in this section
                                 occurs, the vesting schedule set forth above will be accelerated in accordance with the terms in this section:

                                      1. Upon the occurrence of any one of the following events (any of such events, a "Corporate Transaction"), 50% of the then remaining Unvested Shares shall vest:

                                           a. Upon the consummation of the
                                           acquisition of 51% or more of the
                                           outstanding stock of the Company
                                           pursuant to a tender offer validly
                                           made under any federal or state law
                                           (other than a tender offer by the
                                           Company);

                                           b. Upon the consummation of a merger,
                                           consolidation or other reorganization
                                           of the Company (other than a
                                           reincorpor ation of the Company), if
                                           after giving effect to such merger,
                                           consolidation or other reorganization
                                           of the Company, the stockholders of
                                           the Company immediately prior to such
                                           merger, consolidation or other
                                           reorganization do not represent a
                                           majority in interest of the holders
                                           of voting securities (on a fully
                                           diluted basis) with the ordinary
                                           voting power to elect directors of
                                           the surviving or
                                        resulting entity after such merger,
                                        consolidation or other reorganization;

                                           c. Upon the sale of all or
                                           substantially all of the assets of
                                           the Company to a third party who is
                                           not an affiliate of the Company; or

                                           d. Upon the dissolution of the
                                           Company pursuant to action validly
                                           taken by the stockholder of the
                                           Company in accordance with applicable
                                           state law; provided that (i) Your
                                           service to the Company is continuing
                                           at or after the commencement (as
                                           determined by the Board of Directors
                                           of the Company in its reasonable
                                           discretion) of the event described
                                           above and (ii) your service to the
                                           Company continues until the time of
                                           the conclusion of such event (unless
                                           your employment by, or relationship
                                           with, the Company was terminated
                                           involuntarily other than for Cause
                                           (as defined below) during the interim
                                           period between the commencement of
                                           any such event and the conclusion of
                                           that particular event).

                                      2. If your Service to the Company is
                                      terminated without Cause (as defined
                                      below) on or before the first anniversary of the effective date of the Change in Control, you shall acquire a vested interest in all then remaining unvested Shares.

                                      3. For the purposes of this section on
                                      Accelerated Vesting only, "Cause" shall
                                      mean the occurrence of:

                                           (a) your willful misconduct or gross
                                           negligence in performance of your
                                           duties to the Company;

                                           (b) dishonest or fraudulent conduct,
                                           a deliberate attempt to do an injury
                                           to the Company, or conduct that
                                           materially discredits the Company or
                                           is materially detrimental to the
                                           reputation of the Company, including
                                           conviction of a felony; or

                                           (c) your incurable material breach of
                                           any element of the Company's
                                           Confidential Information and
                                           Invention Assignment Agreement,
                                           including without limitation, your
                                           theft or other misappropriation of
                                           the Company's proprietary
                                           information.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

REGULAR TERMINATION              If your Service terminates for any reason
                                 except death or Disability, then your option will expire at the close of business at Company headquarters on the 30th day after your termination date.

DEATH In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY                       If your Service terminates because of your
                                 Disability, then your option will expire at the close of business at Company headquarters on the date six months after your termination date. However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three
                                 (3) months after your termination date.

                                 "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE                For purposes of this option, your Service does
                                 not terminate when you go on a bonafide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                                 Service terminates in any event when the approved leave ends, unless you immediately return to active work.

                                 The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RESTRICTIONS ON EXERCISE         The Company will not permit you to exercise
                                 this option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE               When you wish to exercise this option, you must
                                 notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered
                                 (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                                 If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                  When you submit your notice of exercise, you
                                 must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                      - Your personal check, a cashier's check
                                        or a money order.

                                      - To the extent that a public market for
                                        the Shares exists as determined by the
                                        Company, by delivery (on a form
                                        prescribed by the Committee) of an
                                        irrevocable direction to a securities
                                        broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES                You will not be allowed to exercise this option
                                 unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

MARKET STAND-OFF AGREEMENT       In connection with any underwritten public
                                 offering by the Company of its equity
                                 securities pursuant to an effective
                                 registration statement filed under the
                                 Securities Act, including the Company's
                                 initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred-eighty
                                 (180) days).

                                 In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

RESTRICTIONS ON RESALE           By signing this Agreement, you agree not to
                                 sell any option Shares at a time when
                                 applicable laws, regulations or Company or underwriter trading policies prohibit a sale.
                                 You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                                 In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST
REFUSAL In the event that you propose to sell, pledge or otherwise transfer to a third party any vested Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                                 If the Company fails to exercise its Right of First Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the

                                 Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                 The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                                 The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

TRANSFER OF OPTION               Prior to your death, only you may exercise this
                                 option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                                 Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS              Your option or this Agreement do not give you
                                 the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS               You, or your estate or heirs, have no rights as
                                 a shareholder of the Company until a
                                 certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                      In the event of a stock split, a stock dividend
                                 or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WELL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

APPLICABLE LAW                   This Agreement will be interpreted and enforced
                                 under the laws of the State of California.

THE PLAN AND OTHER AGREEMENTS    The text of the Plan is incorporated in this
                                 Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                                 This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
             TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                       NOTICE OF EXERCISE OF STOCK OPTION

Critical Path, Inc.
320 First Street
San Francisco, CA 94105

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated             , 199 (the "Stock
Option Agreement"), between Critical Path, Inc., a California corporation (the
"Company"), and the undersigned, I hereby elect to purchase        shares of the
common stock of the Company (the "Shares"), at the price of $     per Share. My
check in the amount of $          and the executed Assignment Separate from
Certificate are enclosed. The Shares are to be issued and registered in the name(s) of:

                      ------------------------------------

                      ------------------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:
------------------------------

                                          --------------------------------------
                                                       (SIGNATURE)

                                          --------------------------------------
                                                   (PLEASE PRINT NAME)

                                          Social Security No.

   -----------------------------------------------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                      (FULL ADDRESS)

                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
Critical Path, Inc., a California corporation (the "Company"),
(               ) shares of Common Stock of the Company represented by
Certificate No.           herewith and does hereby irrevocably constitute and
appoint                Attorney to transfer the said stock on the books of the
Company with full power of substitution in the premises.

Dated: --------------------, 19---

                                          --------------------------------------
                                                        PRINT NAME

                                          --------------------------------------
                                                        SIGNATURE

                        SPOUSAL CONSENT (IF APPLICABLE)

                    (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

                                          --------------------------------------
                                                        SIGNATURE

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF

     Critical Path, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Plan (the "Plan").

Date of Option Grant: ------------------------- , 199 ----

Name of Optionee: --------------------------------------------------

Optionee's Social Security Number: ---------- - ---------- - ----------

Number of Shares of Common Stock Covered by Option: ---------------

Exercise Price per Share: $ -------------------------

Vesting Start Date: --------------- , 199 ----

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.

Optionee:  --------------------------------------------------
                                  (SIGNATURE)

Company:  --------------------------------------------------
                                  (SIGNATURE)

Title:  --------------------------------------------------

Attachment

                              CRITICAL PATH, INC.
                                1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        MONTHLY VESTING OVER FOUR YEARS
                              WITH ONE YEAR CLIFF

INCENTIVE STOCK OPTION           This option is intended to be an incentive
                                 stock option under section 422 of the Internal
                                 Revenue Code and will be interpreted
                                 accordingly.

VESTING Beginning on the Vesting Start Date, the Shares under this option will vest over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                                                             PORTION OF
                                                                                            SHARES VESTED
                                                                                            -------------
                                                From the Vesting Start Date until the
                                                  one year anniversary thereof..........      None
                                                On the one year anniversary of the
                                                  Vesting Start Date....................       25%
                                                For each additional full month of your
                                                  Service to the Company thereafter.....     1/48th
                                                On the fourth anniversary of the Vesting
                                                  Start Date............................      100%

                                 Your vesting will cease in the event that your Service terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

REGULAR TERMINATION              If your Service terminates for any reason
                                 except death or Disability, then your option will expire at the close of Company headquarters on the 30th day after your termination business at date.

DEATH In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY                       If your Service terminates because of your
                                 Disability, then your option will expire at the close of business at Company headquarters on the date six months after your termination date.

                                 However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three (3) months after your termination date.

                                 "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE                For purposes of this option, your Service does
                                 not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                                 Service terminates in any event when the approved leave ends, unless you immediately return to active work.

                                 The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RESTRICTIONS ON EXERCISE         The Company will not permit you to exercise
                                 this option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE               When you wish to exercise this option, you must
                                 notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered
                                 (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                                 If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                  When you submit your notice of exercise, you
                                 must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                      - Your personal check, a cashier's check
                                        or a money order.

                                      - To the extent that a public market for
                                        the Shares exists as determined by the
                                        Company, by delivery (on a form
                                        prescribed by the Committee) of an
                                        irrevocable direction to a securities
                                        broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES                You will not be allowed to exercise this option
                                 unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

MARKET STAND-OFF AGREEMENT       In connection with any underwritten public
                                 offering by the Company of its equity
                                 securities pursuant to an effective
                                 registration statement filed under the
                                 Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred-eighty
                                 (180) days).

                                 In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

RESTRICTIONS ON RESALE           By signing this Agreement, you agree not to
                                 sell any option Shares at a time when
                                 applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

                                 You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                                 In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST
REFUSAL In the event that you propose to sell, pledge or otherwise transfer to a third party any vested Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                                 If the Company fails to exercise its Right of First Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the

                                 Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                 The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                                 The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

TRANSFER OF OPTION               Prior to your death, only you may exercise this
                                 option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.
                                 Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS              Your option or this Agreement do not give you
                                 the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS               You, or your estate or heirs, have no rights as
                                 a shareholder of the Company until a
                                 certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                      In the event of a stock split, a stock dividend
                                 or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                                      "THE SECURITIES REPRESENTED BY THIS
                                      CERTIFICATE MAY NOT BE SOLD, TRANSFERRED,
                                      ENCUMBERED OR IN ANY MANNER DISPOSED OF,
                                      EXCEPT IN COMPLIANCE WITH THE TERMS OF A
                                      WRITTEN AGREEMENT BETWEEN THE COMPANY AND
                                      THE INITIAL HOLDER HEREOF. SUCH AGREEMENT
                                      PROVIDES FOR CERTAIN TRANSFER
                                      RESTRICTIONS, INCLUDING RIGHTS OF FIRST
                                      REFUSAL UPON AN ATTEMPTED TRANSFER OF THE
                                      SECURITIES. THE SECRETARY OF THE COMPANY
                                      WILL UPON WRITTEN REQUEST FURNISH A COPY
                                      OF SUCH AGREEMENT TO THE HOLDER HEREOF
                                      WITHOUT CHARGE."

                                      "THE SECURITIES REPRESENTED BY THIS
                                      CERTIFICATE HAVE NOT BEEN REGISTERED OR
                                      QUALIFIED UNDER THE SECURITIES ACT OF
                                      1933, AS AMENDED, OR THE SECURITIES LAWS
                                      OF ANY

                                     STATE, AND MAY BE OFFERED AND SOLD ONLY IF
                                     REGISTERED AND QUALIFIED PURSUANT TO THE
                                     RELEVANT PROVISIONS OF FEDERAL AND STATE
                                     SECURITIES LAWS OR IF THE COMPANY IS
                                     PROVIDED AN OPINION OF COUNSEL SATISFACTORY
                                     TO THE COMPANY THAT REGISTRATION AND
                                     QUALIFICATION UNDER FEDERAL AND STATE
                                     SECURITIES LAWS ARE NOT REQUIRED."

APPLICABLE LAW                   This Agreement will be interpreted and enforced
                                 under the laws of the State of California.

THE PLAN AND OTHER AGREEMENTS    The text of the Plan is incorporated in this
                                 Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                                 This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
             TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                       NOTICE OF EXERCISE OF STOCK OPTION

Critical Path, Inc.
320 First Street
San Francisco, CA 94105

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated             , 199 (the "Stock
Option Agreement"), between Critical Path, Inc., a California corporation (the
"Company"), and the undersigned, I hereby elect to purchase        shares of the
common stock of the Company (the "Shares"), at the price of $     per Share. My
check in the amount of $          and the executed Assignment Separate from
Certificate are enclosed. The Shares are to be issued and registered in the name(s) of:

                      ------------------------------------

                      ------------------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
Dated:
------------------------------

                                          --------------------------------------
                                                       (SIGNATURE)

                                          --------------------------------------
                                                   (PLEASE PRINT NAME)

                                          Social Security No.

   -----------------------------------------------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                      (FULL ADDRESS)

                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
Critical Path, Inc., a California corporation (the "Company"),
(               ) shares of Common Stock of the Company represented by
Certificate No.           herewith and does hereby irrevocably constitute and
appoint                Attorney to transfer the said stock on the books of the
Company with full power of substitution in the premises.

Dated:
------------------------, 19
---

                                          --------------------------------------
                                                        PRINT NAME

                                          --------------------------------------
                                                        SIGNATURE

                        SPOUSAL CONSENT (IF APPLICABLE)

                    (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

                                          --------------------------------------
                                                        SIGNATURE

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                              APPENDIX: PROXY CARD

                              CRITICAL PATH, INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 13, 2000



The undersigned hereby appoints Douglas T. Hickey and David A. Thatcher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Critical Path, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Critical Path, Inc. to be held at the Park Hyatt, located at 333 Battery Street, San Francisco, California on Tuesday, June 13, 2000 at 10:00 a.m. local time, and at any and all postponements, continuations and adjustments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.


Unless a contrary direction is indicated, this Proxy will be voted for Proposals 1 through 6, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 6.

PROPOSAL 1: To elect a Board of seven Directors to serve until the next Annual
            Meeting and until their successors have been elected and qualified consisting of Christos M. Cotsakos, Lisa A. Gansky, Kevin R. Harvey, David C. Hayden, Douglas T. Hickey, James A. Smith, George Zachary, except for the following nominees:

          -----------------------------------------------------------------

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

PROPOSAL 2: To approve a management proposal to change the Company's state of incorporation from California to Delaware.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

PROPOSAL 3: To approve a management proposal to increase the number of authorized shares of Common Stock from 150,000,000 to 500,000,000.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

PROPOSAL 4: To approve a management proposal to reserve an additional 8,000,000 shares of the Company's Common Stock
            for issuance under the Company's 1998 Stock Plan.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

PROPOSAL 5: To approve a management proposal to amend the Company's 1998 Stock
            Plan to reduce the annual increase in shares of Company Common Stock authorized to be issued thereunder from 5% of the Company's authorized shares to 2% of the Company's authorized shares, subject to the increase in the number of authorized shares to 500,000,000, as proposed above.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

PROPOSAL 6: To ratify the appointment of PricewaterhouseCoopers LLP as the
            Company's independent accountants for the 2000 fiscal year.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                                                      Dated: __________________,
                                                       2000

                                                       -------------------------

                                                       -------------------------
                                                             Signatures(c)

                                                       Please sign exactly as
                                                       your name appears hereon.
                                                       If the stock is
                                                       registered in the names
                                                       of two or more persons,
                                                       each should sign.
                                                       Executors,
                                                       administrators, trustees,
                                                       guardians and
                                                       attorneys-in-fact should
                                                       add their titles. If
                                                       signer is a corporation,
                                                       please give full
                                                       corporate name and have a
                                                       duly authorized officer
                                                       sign, stating title. If
                                                       signer is a partnership,
                                                       please sign in
                                                       partnership name by
                                                       authorized person.

 PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN
                                    ENVELOPE
            THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.